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                                                                     Exhibit 4.1


                         THE ELDER-BEERMAN STORES CORP.
                             RETIREMENT SAVINGS PLAN
               (Amended and Restated Effective as of July 1, 1998)

                         The Elder-Beerman Stores Corp.
                             Retirement Savings Plan
                    (Amended and Restated as of July 1, 1998)

                                TABLE OF CONTENTS
                                -----------------

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ARTICLE I - DEFINITIONS

1.1      Definitions............................................................................................  2
         (a)      Account and Sub-Account.......................................................................  2
         (b)      Before-Tax Contributions......................................................................  2
         (c)      Beneficiary...................................................................................  2
         (d)      Code..........................................................................................  2
         (e)      Company.......................................................................................  2
         (f)      Company Stock.................................................................................. 2
         (g)      Company Stock Fund............................................................................. 2
         (h)      Compensation..................................................................................  3
         (i)      Compensation Deferral Agreement...............................................................  3
         (j)      Controlled Group..............................................................................  3
         (k)      Controlled Group Member.......................................................................  3
         (l)      Covered Employee..............................................................................  3
         (m)      Disability or Disabled........................................................................  4
         (n)      EBSOP Rollover Amounts......................................................................... 4
         (o)      Effective Date................................................................................  4
         (p)      Eligible Participant..........................................................................  4
         (q)      Employee......................................................................................  4
         (r)      Employer......................................................................................  5
         (s)      Employment Commencement Date..................................................................  5
         (t)      ERISA.........................................................................................  5
         (u)      Hardship......................................................................................  5
         (v)      Highly Compensated Employee...................................................................  5
         (w)      Hour of Service...............................................................................  6
         (x)      Investment Funds..............................................................................  8
         (y)      Investment Manager............................................................................  8
         (z)      Loan Sub-Account..............................................................................  8
         (aa)     Matching Contributions........................................................................  8
         (bb)     Old Plan Amounts............................................................................... 8
         (cc)     One Year Break-in-Service.......................................................................8
         (dd)     Participant...................................................................................  8
         (ee)     Period of Severance............................................................................ 8
         (ff)     Plan..........................................................................................  8
         (gg)     Plan Administrator............................................................................  8
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
         (hh)     Plan Year.....................................................................................  8
         (ii)     Qualified Nonelective Contributions...........................................................  8
         (jj)     Reemployment Commencement Date................................................................. 9
         (kk)     Retirement Security Contributions.............................................................. 9
         (ll)     Rollover Contributions........................................................................  9
         (mm)     Service........................................................................................ 9
         (nn)     Severance from Service........................................................................ 10
         (oo)     Severance from Service Date................................................................... 10
         (pp)     Spouse.......................................................................................  10
         (qq)     Trust Agreement..............................................................................  10
         (rr)     Trustee......................................................................................  10
         (ss)     Trust Fund...................................................................................  11
         (tt)     Valuation Date................................................................................ 11
         (uu)     Vested Interest..............................................................................  11
         (vv)     Year of Service............................................................................... 12
1.2      Construction........................................................................................... 13

ARTICLE II - PARTICIPATION

2.1      Eligibility for Participation ......................................................................... 14
2.2      Enrollment............................................................................................. 14
2.3      Duration of Participation.............................................................................. 14

ARTICLE III - PARTICIPANT CONTRIBUTIONS

3.1      Before-Tax Contributions............................................................................... 15
3.2      Payments to Trustee.................................................................................... 15
3.3      Changes in Before-Tax Contributions.................................................................... 15
3.4      Rollover Contributions................................................................................. 16

ARTICLE IV - EMPLOYER CONTRIBUTIONS

4.1      Amount of Matching Contributions....................................................................... 17
4.2      Time of Matching Contributions......................................................................... 18
4.3      Allocation of Matching Contributions................................................................... 18
4.4      Amount of Retirement Security Contributions............................................................ 18
4.5      Time of Retirement Security Contributions.............................................................. 18
4.6      Allocation of Retirement Security Contributions........................................................ 18
4.7      Qualified Nonelective Contributions.................................................................... 18
4.8      Allocation of Qualified Nonelective Contributions...................................................... 18
4.9      Forfeitures............................................................................................ 18
4.10     Funding Policy......................................................................................... 19
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
ARTICLE V - LIMITATIONS ON CONTRIBUTIONS

5.1      Excess Before-Tax Contributions........................................................................ 20
5.2      ADP Test............................................................................................... 20
5.3      ACP Test............................................................................................... 22
5.4      Multiple Use of Alternative Limitation................................................................. 23
5.5      Monitoring Procedures...................................................................................24
5.6      Testing Procedures..................................................................................... 25
5.7      Maximum Additions...................................................................................... 25

ARTICLE VI - INVESTMENTS

6.1      Investment of Funds.................................................................................... 28
6.2      Account and Sub-Accounts............................................................................... 28
6.3      Investment of Contributions............................................................................ 29
6.4      Asset Transfers Among Investment Funds................................................................  29

ARTICLE VII - DISTRIBUTIONS, WITHDRAWALS AND LOANS

7.1      Distributions Only as Provided......................................................................... 30
7.2      Distributions on Termination of Employment or Disability............................................... 30
7.3      Distributions on Death................................................................................. 31
7.4      Distribution Options..................................................................................  31
7.5      Lump-Sum Payment of Small Benefits..................................................................... 32
7.6      Form and Valuation of Distributions.................................................................... 32
7.7      Mandatory Commencement of Distributions...............................................................  33
7.8      Withdrawals............................................................................................ 34
7.9      Hardship Withdrawal Requirements....................................................................... 34
7.10     Order of Distributions and Withdrawals................................................................. 35
7.11     Special Provisions Applicable to Qualified Domestic Relations Order.....................................35
7.12     Distribution on Sale of Assets or Disposition of Business.............................................  36
7.13     Loans.................................................................................................. 36

ARTICLE VIII - ADMINISTRATION OF TRUST FUND

8.1      Appointment of Trustee................................................................................. 37
8.2      Exclusive Purpose...................................................................................... 37
8.3      Disclaimer of Liability................................................................................ 37
8.4      No Responsibility for Investments...................................................................... 38
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
ARTICLE IX - INVESTMENT MANAGER

9.1      Duties and Functions................................................................................... 39
9.2      Compensation........................................................................................... 39

ARTICLE X - THE COMMITTEE

10.1     Members and Officers................................................................................... 40
10.2     Certification of Members and Officers.................................................................. 40
10.3     Duties................................................................................................. 40
10.4     Revocability of Committee Action....................................................................... 40
10.5     Rules and Procedures................................................................................... 40
10.6     Plan Interpretation and Findings of Fact............................................................... 41
10.7     Directions to Trustee.................................................................................. 42
10.8     Costs and Expenses..................................................................................... 42
10.9     Filing of Documents.................................................................................... 42

ARTICLE XI - CLAIMS PROCEDURES

11.1     Claims................................................................................................. 43
11.2     Review of Claims....................................................................................... 43

ARTICLE XII - ADMINISTRATION OF THE PLAN AND
                           FIDUCIARY RESPONSIBILITY

12.1     Responsibility for Administration...................................................................... 45
12.2     Named Fiduciaries...................................................................................... 45
12.3     Delegation of Fiduciary Responsibilities............................................................... 45
12.4     Immunities............................................................................................. 46
12.5     Limitation on Exculpatory Provisions................................................................... 46

ARTICLE XIII - AMENDMENT, TERMINATION AND MERGER

13.1     Right to Amend........................................................................................  47
13.2     Prohibition on Decreasing Accrued Benefits............................................................  47
13.3     Plan Merger...........................................................................................  47
13.4     Terminations..........................................................................................  47
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
ARTICLE XIV - GUARANTEES AND LIABILITIES

14.1     Non-Guarantee of Employment...........................................................................  48
14.2     Rights to Trust Assets................................................................................. 48
14.3     Non-Alienation of Benefits............................................................................. 48
14.4     Incapacity to Receive Payment.......................................................................... 48
14.5     Unclaimed Benefits..................................................................................... 49
14.6     Severability Provision................................................................................. 49

ARTICLE XV - ADOPTION PROCEDURE BY CONTROLLED GROUP MEMBERS

15.1     Adoption Procedure..................................................................................... 50
15.2     Additional Terms and Conditions Relating to Instrument of Adoption..................................... 50
15.3     Effect of Adoption by Controlled Group Member.......................................................... 50
15.4     Withdrawal of an Employer.............................................................................. 51

ARTICLE XIV - TOP-HEAVY PLAN REQUIREMENTS

16.1     Definitions............................................................................................ 52
16.2     Determination of Top-Heavy Status...................................................................... 54
16.3     Determination of Extra Top-Heavy Status................................................................ 54
16.4     Top-Heavy Plan Requirements............................................................................ 55
16.5     Minimum Contribution Requirement....................................................................... 55
16.6     Adjustment to Minimum Benefits and Allocations......................................................... 56
16.7     Coordination With Other Plans.......................................................................... 56

Exhibit A - Units Subject to Special Vesting Schedule
Exhibit B - Investment Funds
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




                         The Elder-Beerman Stores Corp.
                             Retirement Savings Plan
                    (Amended and Restated as of July 1, 1998)


            The Elder-Beerman Stores Corp. (the "Company") hereby amends and restates The Elder- Beerman Stores Corp. Profit Sharing and Stock Ownership Plan (the "Plan"). Except as otherwise provided in the Plan, the effective date of such amendment and restatement is July 1, 1998.

           The Plan as hereby amended and restated is intended to continue to qualify as a profit sharing plan under Section 401(a) of the Code with contributions thereto by the Employers being deductible under Section 404 of the Code or any other applicable sections thereof, and to continue to meet the requirements of ERISA. The Plan contains a cash or deferred arrangement described in Section 401(k) of the Code.

           The Plan was established as of July 1, 1980 as The Elder-Beerman Stores Corp. Profit Sharing Plan. Effective as of January 1, 1991, the Plan was amended to include a component meeting the requirements of an employee stock ownership plan as described in Section 4975(e)(7) of the Code and was intended to invest primarily in preferred stock of the Company.

            As of the effective date of this amendment and restatement, the name of the Plan is changed to The Elder-Beerman Stores Corp. Retirement Savings Plan.

     The terms and conditions of the Plan are as follows:

                                    ARTICLE I
                                    ---------

                                   Definitions
                                   -----------


     1.1 DEFINITIONS. Where the following words and phrases appear in the Plan, they shall have the respective meanings set forth below, unless their context clearly indicates otherwise:

          (a) ACCOUNT AND SUB-ACCOUNT: The Accounts and Sub-Accounts provided for in Section 6.2.

          (b) BEFORE-TAX CONTRIBUTIONS: The Before-Tax Contributions provided for in Section 3.1(a).

          (c) BENEFICIARY: The person or persons designated by a Participant to receive benefits under the Plan payable upon the death of the Participant. Such designation may be made, revoked or changed (without the consent of any previously designated Beneficiary, except as otherwise provided herein) only by an instrument (in a form acceptable by the Plan Administrator) signed by a Participant and filed with the Plan Administrator before the Participant's death. In the absence of such a designation, a Participant's Beneficiary shall be his Spouse, or if the Participant has no Spouse, then his estate. No designation, change or revocation under the provisions of this Subsection shall be effective with respect to a married Participant unless (1) the Participant's Spouse consents in writing to such designation, change or revocation (unless such action results in the Spouse being named as the Participant's sole Beneficiary), the Spouse's consent acknowledges the effect of such designation, change or revocation and is witnessed by a Plan representative or by a notary public or (2) it is established to the satisfaction of a Plan representative that the consent required under (1) cannot be obtained because there is no Spouse, because the Spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations. Any consent by a Spouse (or establishment that such consent may not be obtained) under the provisions of this Subsection shall be effective only with respect to such Spouse.

          (d) CODE: The Internal Revenue Code of 1986, as amended.

          (e) COMPANY: The Elder-Beerman Stores Corp., an Ohio corporation, or any successor thereto.

          (f) COMPANY STOCK: The common stock, without par value, of the Company.

          (g) COMPANY STOCK FUND: The Investment Fund which is invested in Company Stock and, as appropriate to meet the needs of the Plan, cash.

          (h) COMPENSATION:

               (1) The total cash compensation paid by the Employer for a Plan Year, including regular salary and wages, overtime pay, bonuses, commissions and other monetary remuneration, if any, which is paid to an Employee on account of services rendered to the Employers, but excluding nontaxable fringe benefits, amounts designated as signing bonuses and severance pay. Notwithstanding the foregoing, Compensation shall include any amount which would have been paid to a Participant by an Employer had he not signed a compensation deferral agreement which satisfies the requirements of Section 401(k), 125 or 129 of the Code, which is subject to withholding for Federal income tax purposes, or which would have been subject to such withholding if the Participant had not signed such a compensation deferral agreement.

               (2) Notwithstanding the foregoing provisions of this Subsection, Compensation of a Participant taken into account for purposes of Sections 3.1, 4.1 and 4.4 for any Plan Year shall not exceed $160,000, as adjusted for increases in the cost-of-living in accordance with
          Section 401(a)(17)(B) of the Code.

          (i) COMPENSATION DEFERRAL AGREEMENT: An arrangement made under the Plan pursuant to which an Eligible Employee agrees to reduce, or to forego an increase in, his Compensation and his Employer agrees to contribute to the Trust Fund the amount of the reduction or the amount foregone as a Pre-Tax Contribution.

          (j) CONTROLLED GROUP: An Employer and any and all other corporations, trades and/or businesses, the employees of which together with Employees of the Employer are required by Section 414 of the Code to be treated as if they were employed by a single employer.

          (k) CONTROLLED GROUP MEMBER: Each corporation or unincorporated trade or business that is or was a member of the Controlled Group but only during such period as it is or was a member of the Controlled Group.

          (l) COVERED EMPLOYEE: Any Employee of an Employer and any Employee designated as a Covered Employee in any instrument of adoption executed by a Controlled Group Member which adopts the Plan as provided in Article XV, excluding, however:

               (1) Leased employees, as defined in Subsection (q) of this Section;

               (2) Any Employee who is covered by a collective bargaining agreement unless the collective bargaining agreement provides for inclusion in the Plan;

               (3) Prior to January 1, 1999, any Employee classified as a seasonal employee;

               (4) Any employee of an unrelated employer whose business activity is conducted on the Company's premises, regardless of whether the Company permits employees of such employer to participate in its benefit programs; and

               (5) Non-resident aliens.

          (m) DISABILITY OR DISABLED: A physical or mental condition arising after the original date of employment of the Participant which totally and permanently prevents the Participant from engaging in any occupation or employment for remuneration or profit, except for the purpose of rehabilitation not incompatible with a finding of total and permanent disability. The determination as to whether a Participant is totally and permanently disabled shall be made (1) on evidence that the Participant is eligible for disability benefits under any long-term disability plan sponsored by his Employer but administered by an independent third party, or (2) on evidence that the Participant is eligible for disability benefits under the Social Security Act in effect at the date of disability.

          (n) EBSOP ROLLOVER AMOUNTS: Amounts transferred to the Plan from The Elder- Beerman Stores Corp. Payroll-Based Stock Ownership Plan.

          (o) EFFECTIVE DATE: The effective date of this amendment and restatement of the Plan is July 1, 1998.

          (p) ELIGIBLE PARTICIPANT:

               (1) With respect to Matching Contributions for a Plan Year, a Participant who is an active Employee on the last day of such Plan Year (or is on an approved leave of absence on such date);

               (2) With respect to Retirement Security Contributions for a Plan Year, a Participant who (i) is an active Employee on the last day of such Plan Year (or is on an approved leave of absence on such date) and completed at least 1,000 Hours of Service during such Plan Year.

          (q) EMPLOYEE: Any person employed by a Controlled Group Member. To the extent required by Section 414(n) of the Code, the term "Employee" includes any person who, pursuant to an agreement between a Controlled Group Member and any other person ("leasing organization"), has performed services for a Controlled Group Member on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control of the Controlled Group Member. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for a Controlled Group Member will be treated as provided by the Controlled Group Member. A leased employee will not be considered an Employee of a Controlled Group Member, however, if (1) leased employees do not constitute more than 20% of the Controlled Group Member's nonhighly compensated work force (within the meaning of Section 414(n)(5)(C)(ii)
     of the Code) and (2) such leased employee is covered by a money purchase pension plan maintained by the leasing organization that provides (i) a nonintegrated employer contribution rate of at least 10% of compensation, including amounts contributed pursuant to a salary reduction agreement which are excludable from the leased employee's gross income under Section 125, 402(e)(3), 402(h) or 403(b) of the Code, (ii) immediate participation and (iii) full and immediate vesting.

          (r) EMPLOYER: The Company and any other Controlled Group Member that adopts the Plan as specified in Article XV. As the Effective Date, the Controlled Group Members that have adopted the Plan are The Bee-Gee Shoe Corp. and The El-Bee Charge-It Corp.

          (s) EMPLOYMENT COMMENCEMENT DATE: The date with respect to which an Employee first is credited with an Hour of Service.

          (t) ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          (u) HARDSHIP: Immediate and heavy financial need on the part of a Participant who is an Employee for:

               (1) The purchase of the Employee's principal residence (other than mortgage payments);

               (2) Tuition payments, related educational fees and room and board expenses for the next 12 months, semester, or quarter of post-secondary education for the Employee, his Spouse or dependents;

               (3) Unreimbursed medical expenses described in Section 213(d) of the Code for which payment is necessary in advance in order to obtain medical services for the Employee, his Spouse or dependents or for such medical expenses already incurred by the Employee, his Spouse or dependents;

               (4) Threatened eviction from, or foreclosure of mortgage on, the principal residence of the Employee; or

               (5) Any other events that may be deemed to cause a financial hardship under applicable regulations issued by the Internal Revenue Service.

          (v) HIGHLY COMPENSATED EMPLOYEE:

               (1) Effective as of January 1, 1997, for a particular Plan Year, any Employee who (i) was a 5% owner (as such term is defined in Section 416(i)(1) of the Code) at any time during the Plan Year or the preceding Plan Year or (ii) for the preceding Plan Year (A) had compensation from the Controlled Group in excess of $80,000, as adjusted for increases in the cost-of-living in accordance with
          Section 414(q)(1)(B) of the Code, and

          (B) if elected by the Employer, was in the top-paid group of Employees for such preceding Plan Year.

               (2) "Highly Compensated Employee" shall include a former Employee whose termination of employment with the Controlled Group occurred prior to the Plan Year and who was a Highly Compensated Employee for the Plan Year in which his termination of employment occurred or for any Plan Year ending on or after his 55th birthday.

               (3) For the purposes of this Subsection, (i) for Plan Years commencing prior to January 1, 1998, the term "compensation" shall mean an Employee's compensation under Section 5.7(a), including any amount which would have been paid to the Employee by an Employer had he not signed a compensation deferral agreement satisfying the requirements of Section 401(k), 125 or 129 of the Code, and for Plan Years commencing on or after January 1, 1998, the term "compensation" shall have the meaning given such term by Section 415(c)(3) of the Code and (ii) the term "top-paid group of Employees" shall mean that group of Employees of the Controlled Group consisting of the top 20% of such Employees when ranked on the basis of compensation as defined in this Paragraph paid by the Controlled Group during the Plan Year.

          (w) HOUR OF SERVICE:

               (1) An hour (i) for which an Employee is paid, or entitled to payment, by one or more Controlled Group Members for the performance of duties for a Controlled Group Member or (ii) for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by a Controlled Group Member; provided, however, that an hour shall not be credited under both Subparagraphs (i) and (ii) of this Paragraph.

               (2) (i) An Employee shall also be credited with one Hour of Service (on the basis set forth in Subparagraph (iv) of this Paragraph) for each hour for which he is paid, or entitled to payment, by a Controlled Group Member for reasons (such as vacation, sickness or disability) other than for the performance of duties.

                    (ii) Notwithstanding the foregoing provisions of this
               Paragraph:

                         (A) no more than 501 Hours of Service shall be credited
                    under this Paragraph to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Plan
                    Year);

                         (B) an hour for which an Employee is directly or
                    indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation or unemployment compensation or disability insurance laws; and

                         (C) Hours of Service shall not be credited for a
                    payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

                    (iii) For purposes of this Paragraph, a payment shall be
               deemed to be made by or due from a Controlled Group Member regardless of whether such payment is made by or due from such Controlled Group Member directly, or indirectly through, among others, a trust fund, or insurer, to which such Controlled Group Member contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or on behalf of a group of Employees in the aggregate.

                    (iv) For purposes of this Paragraph, an Employee shall be
               credited with Hours of Service on the basis of his regularly scheduled working hours per week (or per day if he is paid on a daily basis) or, in the case of an Employee without a regular work schedule, on the basis of 40 Hours of Service per week (or eight Hours of Service per day if he is paid on a daily basis) for each week (or day) during such period of time during which no duties are performed. Notwithstanding the foregoing provisions of this Subparagraph, an Employee shall not be credited with a greater number of Hours of Service for a period during which no duties are performed than (A) the number of hours for which he is regularly scheduled for the performance of duties during such period or (B) in the case of an Employee without a regular work schedule, 40 Hours of Service per week (or eight Hours of Service per day if he is paid on a daily basis).

                    (v) No hour shall be counted more than once or be counted as more than one Hour of Service even though the Employee may receive more than straight-time pay for it. With respect to Employees whose compensation is not determined on the basis of certain amounts for each hour worked during a given period and for whom hours are not required to be counted and recorded by any federal law (other than ERISA), Hours of Service shall be credited on the basis of 45 Hours of Service per week or 10 Hours of Service per day for each week or day for which he receives compensation from any Controlled Group Member. The Plan Administrator may adopt uniform rules for counting additional hours as Hours of Service for any purpose or purposes hereof, provided such rules to not discriminate in favor of shareholders, officers or Highly Compensated Employees.

               (3) Hours of Service shall be credited to eligibility computation periods and Plan Years in accordance with the provisions of Department of Labor Regulations section 2530.200b-2(c), which provisions are incorporated herein by reference.

               (4) Anything in the Plan to the contrary notwithstanding, an Employee shall be credited with such Hours of Service not otherwise credited to him under the Plan as may be required by any applicable law.

          (x) INVESTMENT FUNDS: The Investment Funds provided for in Section
     6.1.

          (y) INVESTMENT MANAGER: The Investment Manager acting pursuant to
     Article IX. Each Investment Manager must satisfy the provisions of Section 3(38) of ERISA.

          (z) LOAN SUB-ACCOUNT: The separate recordkeeping account within a Participant's Account established by the Plan Administrator to reflect a loan made pursuant to rules and procedures established pursuant to Section 7.13.

          (aa) MATCHING CONTRIBUTIONS: The Matching Contributions provided for in Section 4.1.

          (bb) OLD PLAN AMOUNTS: Amounts attributable to a Participant's basic and supplemental deposits under the terms of the Plan prior to September 1, 1983.

          (cc) ONE YEAR BREAK-IN-SERVICE:

               (1) For any period of absence beginning before January 1, 1999, a 12-consecutive month period beginning on an Employee's Severance from Service Date and ending on the first anniversary of such date, during which the Employee is not credited with an Hour of Service.

               (2) For any period of absence beginning on or after January 1, 1999, a calendar year in which an Employee is credited with less than 501 Hours of Service.

          (dd) PARTICIPANT: Any Employee or former Employee who has become and continues to be a Participant in the Plan in accordance with the provisions of Article II.

          (ee) PERIOD OF SEVERANCE: The period of time commencing on an Employee's Severance from Service Date and ending on the date on which the Employee again performs an Hour of Service.

          (ff) PLAN: The Elder-Beerman Stores Corp. Retirement Savings Plan.

          (gg) PLAN ADMINISTRATOR: The Company.

          (hh) PLAN YEAR: The calendar year.

          (ii) QUALIFIED NONELECTIVE CONTRIBUTIONS: A contribution made by an Employer pursuant to Section 4.7 that (1) Participants eligible to share therein may not elect to receive in cash until distribution from the Plan,
     (2) is nonforfeitable when made, (3) is distributable only in accordance with the distribution rules applicable to Before-Tax Contributions and (4) is paid to the Trust Fund during the Plan Year for which made or within the time following the close of such Plan Year which is prescribed by law for the filing by an Employer of its federal income tax return (including extensions thereof).

          (jj) REEMPLOYMENT COMMENCEMENT DATE: The first date following a Period of Severance which is not required to be taken into account under the Service Spanning Rules in Section 1.1(mm)(3) with respect to which an Employee is first credited with an Hour of Service.

          (kk) RETIREMENT SECURITY CONTRIBUTIONS: The Retirement Security Contributions provided for in Section 4.4.

          (ll) ROLLOVER CONTRIBUTIONS: An amount transferred to a Covered Employee's Account pursuant to Section 3.4.

          (mm) SERVICE: For purposes of determining a Participant's eligibility to participate in the Plan under Article III and his Vested Interest only:

               (1) GENERAL: The aggregate of an Employee's initial Period of Service and all subsequent Periods of Service, if any. Periods of Service shall be aggregated on the basis that (i) 12 calendar months of Service equals one Year of Service and (ii) any Period of Service in excess of completed full years will be counted to the nearest fractional one-twelfth of a year.

               (2) PERIOD OF SERVICE: A period commencing on an Employee's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on his Severance from Service Date.

               (3) SERVICE SPANNING RULES: In measuring a Period of Service, the Plan shall take into account as Periods of Service (in addition to an Employee's Period of Service under Paragraph (2) of this Subsection) the following Periods of Severance:

                    (i) in the case of an Employee who incurs a Severance from
               Service by reason of a quit, discharge or retirement and who then is credited with an Hour of Service within 12 months of the Severance from Service Date, such Period of Severance; and

                    (ii) Subparagraph (i) of this Paragraph notwithstanding, in the case of an Employee who incurs a Severance from Service by reason of a quit, discharge or retirement during an absence from active employment of 12 months or less for any reason other than a quit, discharge, retirement or death and who then is credited with an Hour of Service within 12 months of the date on which the Employee was first absent from Service, such Period of Severance.

               (4) MATERNITY/PATERNITY LEAVE OF ABSENCE: If an Employee is absent from work (other than on an approved leave of absence) for any period due to:

                    (i) the pregnancy of the Employee;

                    (ii) the birth of a child of the Employee;

                    (iii) the placement of a child with the Employee in
               connection with the adoption of such child by the Employee; or

                    (iv) caring for a child for a period beginning immediately following the birth or placement of such child,

               such Employee shall not, solely by reason of such absence, be considered to have incurred a Period of Severance until the expiration of the 24-consecutive month period commencing on the first day of such absence and shall incur a One-Year Period of Severance if he does not perform an Hour of Service during the 12-month period immediately following such 24- month period.

               (nn) SEVERANCE FROM SERVICE: An Employee's Severance from Service occurs on the latest of:

                    (i) the date an Employee quits, resigns, retires, is
               discharged or terminates from the employ of the Controlled Group, fails to return to work when an absence is not authorized, or (in the case of a layoff) the date on which an Employee's recall rights expire;

                    (ii) an Employee's death; or

                    (iii) the expiration of a 12-month period after an Employee remains absent from Service for any reason other than those enumerated in Subparagraph (i) or (ii) of this Paragraph.

          Anything in this Paragraph to the contrary notwithstanding, no Employee shall be considered to have incurred a Severance from Service solely because he has transferred from the employ of one Controlled Member to the employ of another Controlled Group Member.

          (oo) SEVERANCE FROM SERVICE DATE: The last day of the calendar month in which an Employee incurs a Severance from Service.

          (pp) SPOUSE: The person to whom an Employee is legally married at the time in question; provided, however, that a former Spouse may be treated as a Spouse or a surviving Spouse to the extent required under a "qualified domestic relations order" (as such term is defined by Section 414(p) of the Code).

          (qq) TRUST AGREEMENT: The agreement between the Company and the Trustee (or any successor Trustee) establishing the Trust Fund and specifying the duties of the Trustee and the Company.

          (rr) TRUSTEE: The Trustee (and any successor Trustee) designated by the Company to administer the Trust Fund.

          (ss) TRUST FUND: The trust established to hold and invest contributions made under the Plan for the exclusive benefit of the Participants and their Beneficiaries and from which the benefits will be distributed from time to time.

          (tt) VALUATION DATE: The last day of each calendar year and such other dates as the Plan Administrator may designate.

          (uu) VESTED INTEREST: The portion of a Participant's Account that is nonforfeitable.

               (1) BEFORE-TAX CONTRIBUTIONS SUB-ACCOUNT, EBSOP ROLLOVER SUB-ACCOUNT, OLD PLAN SUB-ACCOUNT, QUALIFIED NONELECTIVE CONTRIBUTIONS SUB-ACCOUNT AND ROLLOVER CONTRIBUTIONS SUB-ACCOUNT: A Participant's Before-Tax Contributions Sub-Account, EBSOP Rollover Sub-Account, Old Plan Sub-Account, Qualified Nonelective Contributions Sub-Account and his Rollover Contributions Sub-Account shall at all times be nonforfeitable.

               (2) MATCHING CONTRIBUTIONS SUB-ACCOUNT AND RETIREMENT SECURITY CONTRIBUTIONS SUB-ACCOUNT: A Participant's Matching Contributions Sub-Account and Retirement Security Contributions Sub-Account shall become nonforfeitable in accordance with the following schedule:

                Years of Service                         Vested Percentage
                ----------------                         -----------------

                Less than 5                                     0%
                5 or more                                     100%

          Notwithstanding the foregoing vesting schedule, a Participant's Matching Contributions Sub-Account and Retirement Security Contributions Sub-Account shall become nonforfeitable when a Participant attains age 65, becomes Disabled or dies.

               (3) SPECIAL VESTING SCHEDULE. Notwithstanding the preceding provisions of this Subsection, the entire Account of a Participant affected by the closing of a store or elimination of a business unit or other event listed on Exhibit A hereto as of the date of such closing or elimination or as provided on Exhibit A shall become nonforfeitable in accordance with the following schedule:

                Years of Service                         Vested Percentage
                ----------------                         -----------------

                      0                                       0%
                      1                                       20%
                      2                                       40%
                      3                                       60%
                      4                                       80%
                      5                                       100%

          (vv) YEAR OF SERVICE:

               (1) ELIGIBILITY SERVICE: For purposes of determining an Employee's eligibility to participate in the Plan:

                    (i) EMPLOYEES HIRED PRIOR TO JANUARY 1, 1999: With respect to Employees hired prior to January 1, 1999 only, an Employee's entire Period of Service ending on the anniversary of his Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, that occurs during 1999.

                    (ii) EMPLOYEES HIRED ON OR AFTER JANUARY 1, 1999: With
               respect to Employees hired on or after January 1, 1999, an Employee will be credited with a Year of Service if he is credited with at least 1,000 Hours of Service in the 12-month period beginning with his Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, either of which 12-month periods shall be the "Initial Eligibility Computation Period." If an Employee is not credited with at least 1,000 Hours of Service during an Initial Eligibility Computation Period, such Employee shall be credited with a Year of Eligibility Service if he is credited with at least 1,000 Hours of Service during the Plan Year beginning during the Initial Eligibility Computation Period or any Plan Year thereafter.

                    (iii) EMPLOYEES HIRED PRIOR TO JANUARY 1, 1999 BUT NOT
               CREDITED WITH A YEAR OF SERVICE PRIOR TO DECEMBER 31, 1999: An Employee described in Subparagraph (i) of this Paragraph who has not been credited with a Year of Service pursuant to Subparagraph
               (i) of this Paragraph will be credited with a Year of Service if he is credited with at least 1,000 Hours of Service during the 1999 Plan Year or any Plan Year thereafter.

                    (iv) EXCEPTION FOR FIVE CONSECUTIVE ONE-YEAR BREAKS IN
               SERVICE: Notwithstanding the preceding Subparagraphs of this Paragraph, if a Participant has five or more consecutive One-Year Breaks in Service and the Participant does not have a Vested Interest in his Matching Contributions Sub-Account or his Retirement Security Contributions Sub-Account, the Participant's Years of Service for purposes of determining his eligibility to participate in the Plan will not include any Years of Service completed before such Breaks in Service.

               (2) VESTING SERVICE: For purposes of determining an Employee's Vested Interest in the Plan:

                    (i) EMPLOYEES HIRED PRIOR TO JANUARY 1, 1999: With respect to Employees hired prior to January 1, 1999 only, an Employee's entire Period of Service ending on the anniversary of his Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, that occurs during 1999. An Employee hired prior to January 1, 1999 shall also be credited with a Year of Service if he is credited with at least 1,000 Hours of Service during any Plan Year commencing on or after January 1, 1999.

                    (ii) EMPLOYEES HIRED ON OR AFTER JANUARY 1, 1999: With
               respect to Employees hired on or after January 1, 1999, an Employee will be credited with a Year of Service if he is credited with at least 1,000 Hours of Service during any Plan Year.

                    (iii) EXCEPTION FOR FIVE CONSECUTIVE ONE-YEAR BREAKS IN
               SERVICE: Notwithstanding the preceding Subparagraphs of this Paragraph, if a Participant has five or more consecutive One-Year Breaks in Service and the Participant does not have a Vested Interest in his Matching Contributions Sub-Account or his Retirement Security Contributions Sub-Account, the Participant's Years of Service for purposes of determining his Vested Interest in his Account will not include any Years of Service completed before such Breaks in Service.

     1.2 CONSTRUCTION.

          (a) GENDER AND NUMBER: The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender and the singular shall be deemed to include the plural, unless the context clearly indicates to the contrary.

          (b) GOVERNING LAW: Interpretation and administration of the Plan shall be governed by federal law under ERISA, consistent with other applicable federal law, and to the extent not preempted by federal law, shall be governed (1) as to any trust holding plan assets, by the law of the state in which the Trustee is chartered, (2) as to any law governing personal property, legal death, decedent's estates, community property or related matters, by the law of the state in which the person affected by such law is domiciled and (3) as to all other matters, by the law of the State of Ohio.

          (c) EFFECT OF AMENDMENT AND RESTATEMENT: This amendment and restatement of the Plan shall constitute a continuation of the Plan. This amendment and restatement is generally effective July 1, 1998. However, certain provisions of this amendment and restatement of the Plan are effective as of some other date. The provisions of this amendment and restatement that are effective prior to July 1, 1998 shall be deemed to amend the corresponding provisions of the Plan as in effect before this amendment and restatement and all amendments thereto. Events occurring before the applicable effective date of any provision of this amended and restated Plan shall be governed by the applicable provision of the Plan in effect on the date of the event.

          (d) MILITARY SERVICE: Notwithstanding any provisions of the Plan to the contrary, an authorized leave of absence due to service in the Armed Forces of the United States shall not constitute a One-Year Break in Service and contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. "Qualified military service" means any service in the uniformed services (as defined in chapter 43 of title 38 of the United States Code) by any individual if such individual is entitled to reemployment rights under such chapter with respect to such service.

                                   ARTICLE II
                                   ----------

                                  Participation
                                  -------------


     2.1 ELIGIBILITY FOR PARTICIPATION.

          (a) A Covered Employee shall become a Participant as of the date he
     (1) has completed one Year of Service as described in Section 1.1(vv)(1), and (2) attained age 18.

          (b) Notwithstanding the foregoing, a person who was a Participant in the Plan on the day before the Effective Date shall continue to be a Participant in the Plan as of the Effective Date.

     2.2 ENROLLMENT. Any Participant who is a Covered Employee may enroll in the Plan for the purpose of making Before-Tax Contributions on the date on which he is initially eligible or on any subsequent date in accordance with procedures established by the Plan Administrator which shall include (a) his election, to have Before-Tax Contributions made for him to the Trust Fund, (b) his authorization to his Employer to withhold from his Compensation, commencing on or after such effective date, any designated Before-Tax Contributions, if any, and to pay the same to the Trust Fund, and (c) his direction that the Before-Tax Contributions made for him be invested in the manner described in Section 6.3.

     2.3 DURATION OF PARTICIPATION. Once a Covered Employee becomes a Participant, he shall remain a Participant so long as (a) he continues to be an Employee whether or not he continues to be a Covered Employee or (b) a portion of the Trust Fund is credited to his Account and held for his benefit by the Trustee; provided, however, that if a Participant ceases to be a Covered Employee (while remaining an Employee), Before-Tax Contributions may not be made for him pursuant to Section 3.1 until he again becomes a Covered Employee and he again enrolls as a contributing Participant pursuant to Sections 2.2 and 3.1.

                                   ARTICLE III
                                   -----------

                            Participant Contributions
                            -------------------------


     3.1 BEFORE-TAX CONTRIBUTIONS.

          (a) BEFORE-TAX CONTRIBUTIONS: Upon enrollment pursuant to Section 2.2, a Participant who is a Covered Employee may, pursuant to a Compensation Deferral Agreement, have his Employer make Before-Tax Contributions to the Plan in an amount not less than 1% or more than 15% (in 1% increments) of his Compensation.

          (b) REDUCTIONS TO COMPLY WITH LEGAL LIMITS: If a Participant's Before-Tax Contributions must be reduced to comply with the requirements of
     Section 5.2 and/or 5.4, as applicable, or the requirements of applicable law, his Before-Tax Contributions as so reduced shall be the maximum percentage of his unreduced Compensation permitted by such Section or law.

     3.2 PAYMENTS TO TRUSTEE. Before-Tax Contributions made for a Participant shall be transmitted by the Employers to the Trustee as soon as practicable, but in no event later than 15 business days after the end of the calendar month for which such Contributions are withheld or such shorter time as may be required by law.

     3.3 CHANGES IN BEFORE-TAX CONTRIBUTIONS.

          (a) CHANGE OF CONTINUING ELECTION: The percentage designated by a Participant pursuant to Section 3.1(a) shall continue in effect, notwithstanding any changes in the Participant's Compensation. A Participant may, however, in accordance with the percentages permitted by
     Section 3.1(a), change the percentage of or suspend entirely his Before-Tax Contributions, upon at least 30 days (or such shorter period as the Plan Administrator may permit on a uniform and nondiscriminatory basis) prior notice provided in accordance with procedures established by the Plan Administrator, effective as of the next payroll period following the expiration of such 30-day (or shorter) period.

          (b) RESUMPTION FOLLOWING SUSPENSION: A Participant who has suspended his Before-Tax Contributions described in Section 3.1(a) may resume making such Contributions as soon as administratively feasible but not later than the next payroll period provided that (1) the Participant is eligible to participate in the Plan under Section 2.1 on such date and (2) the Participant notifies the Plan Administrator in accordance with procedures established by the Plan Administrator of the resumption no later than 30 days (or such shorter period as the Plan Administrator may permit on a uniform and nondiscriminatory basis) prior to the date it is to become effective.

          (c) RESUMPTION FOLLOWING HARDSHIP WITHDRAWAL: A Participant for whom Before-Tax Contributions have been suspended pursuant to Section 7.9(b)(1) may resume making such Contributions as soon as administratively feasible after the end of the suspension period but not later than the next payroll period provided that (1) the Participant is eligible to participate in the Plan under Section 2.1 on such date and (2) the Participant notifies the Plan Administrator in accordance with procedures established by the Plan Administrator of the resumption no later than 30 days (or such shorter period as the Plan Administrator may permit on a uniform and nondiscriminatory basis) prior to the date it is to become effective.

     3.4 ROLLOVER CONTRIBUTIONS.

          (a) IN GENERAL: The Trustee, at the direction of the Plan Administrator, shall also receive and thereafter hold and administer as part of the Trust Fund for a Covered Employee cash or other property which shall have been distributed to or at the direction of the Covered Employee from (1) a trust held under another plan in which the Covered Employee was a participant in a distribution which constitutes an "eligible rollover distribution" under Section 401(a)(31)(C) or Section 402(c)(4) of the Code, or (2) an individual retirement account or an individual retirement annuity (in each case described in Section 408(d) of the Code). Notwithstanding the foregoing, a Rollover Contribution shall not include any after-tax employee contributions.

          (b) ADOPTION OF RULES: The Plan Administrator shall adopt, and may amend from time to time, general rules of uniform application which shall govern the administration of Rollover Contributions. Rollover Contributions transferred to the Trustee pursuant to this Section shall be allocated to such existing or new Sub-Account(s) as the Plan Administrator shall determine.

                                   ARTICLE IV
                                   ----------

                             Employer Contributions
                             ----------------------


     4.1 Amount of Matching Contributions.

          (a) ELIGIBILITY AND AMOUNT: For each Plan Year, each Employer shall make a Matching Contribution to the Plan on behalf of the Employer's Eligible Participants described in Section 1.1(p)(1). The amount of the Matching Contribution shall be an amount equal to the percentage of a Participant's Before-Tax Contributions not in excess of 3% of such Eligible Participant's Compensation while a Participant made to the Plan for that Plan Year based on the following table:


         Employer's Percent of Pre-Tax                   Contribution as a Percentage of an
         Earnings to Employer's Net Sales                Eligible Participant's Before-Tax
         (Exclusive of Extraordinary                     Contributions (Not in Excess of 3% of
         Income)                                         Compensation while a Participant)
       =====================================================================================

          Less than 1%                                                    0%
          1% but less than 2%                                           12 1/2%
          2% but less than 3%                                             25%
          3% but less than 4%                                           37 1/2%
          4% but less than 5%                                             50%
          5% but less than 5 1/2%                                        100%
          5 1/2% but less than 6%                                        125%
          6% but less than 6 1/2%                                        150%
          6 1/2% but less than 7%                                        200%
          7% and over                                                    225%

          (b) LIMITATION ON AMOUNT: Notwithstanding any provision of the Plan to the contrary, the Matching Contributions to the Trust Fund on account of any Plan Year shall in no event exceed the amount that would be deductible for such Year for purposes of federal taxes on income under applicable provisions of the Code and shall be made on the condition that such Contributions are deductible under applicable provisions of the Code.

     4.2 TIME OF MATCHING CONTRIBUTIONS. Matching Contributions shall be made to the Trust Fund no later than the Employer's tax filing deadline for the Employer's fiscal year beginning in the applicable Plan Year.

     4.3 ALLOCATION OF MATCHING CONTRIBUTIONS. Matching Contributions shall, subject to the provisions of Sections 5.1(c), 5.2(e) and 5.3(c), be allocated when made and credited by the Plan Administrator to the Account of each Eligible Participant described in Section 1.1(p)(1).

     4.4 AMOUNT OF RETIREMENT SECURITY CONTRIBUTIONS.

          (a) ELIGIBILITY AND AMOUNT: For each Plan Year, each Employer may make a Retirement Security Contribution to the Plan on behalf of each Eligible Participant described in Section 1.1(p)(2). The amount of such Retirement Security Contribution may not exceed 3 1/4% of such Eligible Participant's Compensation while a Participant for such Plan Year.

          (b) LIMITATION ON AMOUNT: Notwithstanding any provision of the Plan to the contrary, a Retirement Security Contribution to the Trust Fund on account of any Plan Year shall in no event exceed the amount that would be deductible for such Year for purposes of federal taxes on income under applicable provisions of the Code and shall be made on the condition that such Contributions are deductible under applicable provisions of the Code.

     4.5 TIME OF RETIREMENT SECURITY CONTRIBUTIONS. An Employer shall make its Retirement Security Contribution, if any, to the Trust Fund no later than the Employer's tax filing deadline for the Employer's fiscal year beginning in the applicable Plan Year.

     4.6 ALLOCATION OF RETIREMENT SECURITY CONTRIBUTIONS. Retirement Security Contributions shall be allocated and credited by the Plan Administrator to the Account of each Eligible Participant described in Section 4.4(a) in the amount described in Section 4.4(a).

     4.7 QUALIFIED NONELECTIVE CONTRIBUTIONS. For any Plan Year, an Employer may make Qualified Nonelective Contributions (a) in such amount, (b) for such Participants who are not Highly Compensated Employees for such Plan Year and (c) in such proportions among such Participants as such Employer shall deem necessary to cause Section 5.2 or 5.3 to be satisfied for such Plan Year. Each Employer shall designate to the Plan Administrator the Plan Year for which, and the Participants for whom, any Qualified Nonelective Contribution is made.

     4.8 ALLOCATION OF QUALIFIED NONELECTIVE CONTRIBUTIONS. Qualified Nonelective Contributions shall be allocated to the Accounts of Participants who are designated by an Employer as eligible to share therein in such amounts as such Employer directs.

     4.9 FORFEITURES. Amounts forfeited from Matching Contributions Sub Accounts, if any, for a Plan Year pursuant to Section 7.2(c) shall be reallocated to the Matching Contributions Sub- Accounts of Eligible Participants described in Section 1.1(p)(1) for such Plan Year based on each Eligible Participant's Before-Tax Contributions (not in excess of 3% of his Compensation while he was a Participant for such Plan Year) to all such Eligible Participants' Before-Tax Contributions (not in excess of 3% of Compensation while they were Participants for such Plan Year). Amounts forfeited from Retirement Security Contributions Sub-Accounts, if any, for a Plan Year pursuant to Section 7.2(c), shall be used to reduce current year or future Retirement Security Contributions or, at the discretion of the Plan Administrator, pay costs and expenses of the Plan as provided in Section 10.8.

     4.10 FUNDING POLICY. The Committee shall determine, establish and carry out a funding policy and method consistent with the objectives of the Plan and the requirements of applicable law.

                                    ARTICLE V
                                    ---------

                          Limitations on Contributions
                          ----------------------------


     5.1 EXCESS BEFORE-TAX CONTRIBUTIONS.

          (a) LIMITATIONS ON BEFORE-TAX CONTRIBUTIONS: Notwithstanding the provisions of Article III, a Participant's Before-Tax Contributions for any taxable year of such Participant shall not exceed the limitation in effect under Section 402(g) of the Code. Except as otherwise provided in this Section, a Participant's Before-Tax Contributions for purposes of this Section shall include (1) any employer contribution made under any qualified cash or deferred arrangement as defined in Section 401(k) of the Code to the extent not includible in gross income for the taxable year under Section 402(e)(3) of the Code (determined without regard to Section 402(g) of the Code), (2) any employer contribution to the extent not includible in gross income for the taxable year under Section 402(h)(1)(B) of the Code (determined without regard to Section 402(g) of the Code) and
     (3) any employer contribution to purchase an annuity contract under Section 403(b) of the Code under a salary reduction agreement within the meaning of
     Section 3121(a)(5)(D) of the Code.

          (b) CORRECTION OF EXCESS DEFERRALS: In the event that a Participant's Before-Tax Contributions to the Plan exceed the amount described in Subsection (a) of this Section (hereinafter called the "excess deferrals") or by March 1 following the close of the taxable year, he notifies the Plan Administrator that he is allocating a portion of his excess deferrals to his Before-Tax Contributions made to the Plan, such excess deferrals (and any income allocable thereto) shall be distributed to the Participant by April 15 following the close of the taxable year in which such excess deferrals occurred.

          (c) MATCHING CONTRIBUTIONS: In the event that a Participant's Before-Tax Contributions under the Plan exceed the amount described in Subsection (a) of this Section, or in the event that a Participant's Before-Tax Contributions made under the Plan do not exceed such amount but he allocates a portion of his excess deferrals to his Before-Tax Contributions made to the Plan, Matching Contributions, if any, made with respect to such Before-Tax Contributions (and any income applicable thereto) shall be deducted from such Participant's Matching Contributions Sub-Account and applied to reduce subsequent Matching Contributions required under the Plan.

     5.2 ADP TEST.

          (a) ADP LIMITATION: Notwithstanding the foregoing provisions of this Article and Article III, for any Plan Year:

               (1) The actual deferral percentage (as defined in Subsection (b) of this Section) for the group of Highly Compensated Eligible Employees (as defined in Subsection (c) of this Section) for such Plan Year shall not exceed the actual deferral percentage for all other Eligible Employees (as defined in Subsection
          (c) of this Section) for such Plan Year multiplied by 1.25; or

               (2) The excess of the actual deferral percentage for the group of Highly Compensated Eligible Employees for such Plan Year over the actual deferral percentage for all other Eligible Employees for such Plan Year shall not exceed 2 percentage points, and the actual deferral percentage for the group of Highly Compensated Eligible Employees for such Plan Year shall not exceed the actual deferral percentage for all other Eligible Employees for such Plan Year multiplied by 2.

               (3) If two or more plans which include cash or deferred arrangements are considered as one plan for purposes of Section 401(a)(4) or 410(b) of the Code, such arrangements included in such plans shall be treated as one arrangement for the purposes of this Subsection; and if any Highly Compensated Eligible Employee is a participant under two or more cash or deferred arrangements of the Controlled Group, all such arrangements shall be treated as one cash or deferred arrangement for purposes of determining the deferral percentage with respect to such Highly Compensated Eligible Employee.

          (b) ACTUAL DEFERRAL PERCENTAGE: For the purposes of this Section, the actual deferral percentage for a specified group of Eligible Employees for a Plan Year shall be the average of the ratios (calculated separately for each Eligible Employee in the group) of (1) the sum of Before-Tax Contributions and, at the election of an Employer, any Qualified Nonelective Contributions actually paid to the Trust Fund for each such Eligible Employee for the Plan Year (including any "excess deferrals" described in Section 5.1(b)) to (2) the Eligible Employee's compensation for such Plan Year. For the purposes of this Subsection, for Plan Years commencing prior to January 1, 1998, the term "compensation" shall mean the sum of an Eligible Employee's compensation under Section 5.7(a) and his Before-Tax Contributions and compensation deferrals made pursuant to
     Section 125 or 129 of the Code for the applicable Plan Year (subject to the limitations described in Section 1.1(h)(2)) and for Plan Years commencing on or after January 1, 1998, the term "compensation" shall have the meaning given such term by Section 415(c)(3) of the Code (subject to the limitations described in Section 1.1(h)(2)). Notwithstanding the foregoing, with respect to an Eligible Employee's initial year of participation in the Plan, compensation may be limited to the portion of the Plan Year during which the Eligible Employee participated in the Plan, as determined by the Plan Administrator.

          (c) ELIGIBLE EMPLOYEES: For the purposes of this Section, the term "Highly Compensated Eligible Employee" for a particular Plan Year shall mean any Highly Compensated Employee who is an Eligible Employee.

          (d) CORRECTION OF EXCESS CONTRIBUTIONS: Effective for Plan Years commencing on or after January 1, 1997, in the event that excess contributions (as such term is hereinafter defined) are made to the Trust Fund for any Plan Year, then, prior to the end of the following Plan Year, such excess contributions (and any income allocable thereto) shall be distributed to the Highly Compensated Eligible Employees on the basis of the dollar amount of Before- Tax Contributions made by or on behalf of each such Eligible Employee. For the purposes of this Subsection, the term "excess contributions" shall mean, for any Plan Year, the excess of (1) the aggregate amount of Before-Tax Contributions actually paid to the Trust Fund on behalf of Highly Compensated Eligible Employees for such Plan Year over (2) the maximum amount of such Before-Tax Contributions permitted for such Plan Year under Subsection (a) of this Section, determined by reducing Before-Tax Contributions made on behalf of Highly Compensated Eligible Employees in order of the dollar amount of Before-Tax Contributions made for each Highly Compensated Eligible Employee beginning with the highest of such dollar amounts.

          (e) MATCHING CONTRIBUTIONS: Matching Contributions made with respect to a Participant's excess contributions (and any income applicable thereto) shall be applied to reduce subsequent Matching Contributions required under the Plan.

     5.3 ACP TEST.

          (a) ACP LIMITATION: Notwithstanding the foregoing provisions of this Article or the provisions of Articles III and IV, for any Plan Year:

               (1) The contribution percentage (as defined in Subsection (b) of this Section) for the group of Highly Compensated Eligible Employees (as defined in Section 5.2(c)) for such Plan Year shall not exceed the greater of (1) 125% of the contribution percentage for all other Eligible Employees for such Plan Year or (2) the lesser of 200% of the contribution percentage for all other Eligible Employees for such Plan Year, or the contribution percentage for all other Eligible Employees for such Plan Year plus two percentage points.

               (2) If two or more plans of the Controlled Group to which matching contributions, employee after-tax contributions or Pre-Tax Contributions (as defined in Section 5.1(a)) are made are treated as one plan for purposes of Section 410(b) of the Code, such plans shall be treated as one plan for purposes of this Subsection; and if an Highly Compensated Eligible Employee participates in two or more plans of the Controlled Group to which such contributions are made, all such contributions shall be aggregated for purposes of this Subsection.

          (b) CONTRIBUTION PERCENTAGE: For the purposes of this Section, the percentage for a specified group of Eligible Employees for a Plan Year shall be the average of the ratios (calculated separately for each Eligible Employee in such group) of (1) the sum of the Matching Contributions and, at the election of an Employer, any Qualified Nonelective

     Contributions paid under the Plan on behalf of such Eligible Employee for such Plan Year and forfeitures allocated to the Eligible Employee's Matching Contributions Sub-Account pursuant to Section 4.9 for such Plan Year to (2) the Eligible Employee's compensation (as defined in Section 5.2(b)) for such Plan Year.

          (c) CORRECTION OF EXCESS AGGREGATE CONTRIBUTIONS: Effective for Plan Years commencing on or after January 1, 1997, in the event that excess aggregate contributions (as such term is hereinafter defined) are made to the Trust Fund for any Plan Year, then, prior to the end of the following Plan Year, such excess aggregate contributions (and any income allocable thereto) to the extent vested shall be distributed to the Highly Compensated Eligible Employees on the basis of the dollar amount of Matching Contributions made on behalf of each such Eligible Employee and forfeitures reallocated to the Matching Contributions Sub- Account of each such Eligible Employee. To the extent such excess aggregate contributions are not vested, such amounts will be forfeited from the Matching Contributions Sub-Account of the Highly Compensated Eligible Employee and will be used to reduce future Matching Contributions. For the purposes of this Subsection, the term "excess aggregate contributions" shall mean, for any Plan Year, the excess of (1) the sum of the aggregate amount of the Matching Contributions actually paid to the Trust Fund on behalf of Highly Compensated Eligible Employees for such Plan Year and forfeitures reallocated to the Matching Contributions Sub-Account of Highly Compensated Employees for such Plan Year over (2) the maximum amount of such Matching Contributions and reallocated forfeitures permitted for such Plan Year under Subsection (a) of this Section, determined by reducing Matching Contributions made on behalf of Highly Compensated Eligible Employees and forfeitures reallocated to the Matching Contributions Sub-Account of Highly Compensated Employees in order of the dollar amount of such Contributions and reallocated forfeitures made by or on behalf of each Highly Compensated Eligible Employee beginning with the highest of such dollar amounts.

          (d) ORDER OF DETERMINATION: The determination of excess aggregate contributions under this Section shall be made after (1) first determining the excess deferrals under Section 5.1 and (2) then determining the excess contributions under Section 5.2.

     5.4 MULTIPLE USE OF ALTERNATIVE LIMITATION.

          (a) AGGREGATE LIMIT: Notwithstanding the foregoing provisions of this Article or the provisions of Articles III and IV, if, after the application of Sections 5.1, 5.2 and 5.3, the sum of the actual deferral percentage and the contribution percentage for the group of Highly Compensated Eligible Employees (as defined in Section 5.2(c)) exceeds the aggregate limit (as defined in Subsection (b) of this Section), then the contributions made for such Plan Year for Highly Compensated Eligible Employees will be reduced so that the aggregate limit is not exceeded. Such reductions shall be made first in Before-Tax Contributions (but only to the extent that they are not matched by Matching Contributions or by forfeitures reallocated pursuant to
     Section 4.9), and then in Matching Contributions and reallocated forfeitures. Reductions in Contributions and reallocated forfeitures shall be made in the manner provided in Section 5.2 or 5.3, as applicable. The amount by which each such Highly Compensated Eligible Employee's Contributions and reallocated forfeitures are reduced shall be treated as excess contributions or excess aggregate contributions under Section 5.2 or 5.3, as applicable. For the purposes of this Section, the actual deferral percentage and contribution percentage of the Highly Compensated Eligible Employees are determined after any reductions required to meet those tests under Sections 5.2 and 5.3. Notwithstanding the foregoing provisions of this Section, no reduction shall be required by this Subsection if either (1) the actual deferral percentage of the Highly Compensated Eligible Employees does not exceed
     1.25 multiplied by the actual deferral percentage of all other Eligible Employees or (2) the contribution percentage of the Highly Compensated Eligible Employees does not exceed 1.25 multiplied by the contribution percentage of all other Eligible Employees.

          (b) AGGREGATE LIMIT DEFINED: For purposes of this Section, the term "aggregate limit" means the sum of (1) 125% of the greater of (i) the actual deferral percentage of the eligible non-Highly Compensated Employees for the Plan Year or (ii) the contribution percentage of the non-eligible Highly Compensated Employees for the Plan Year and (2) the lesser of (A) 200% of, or (B) two plus the lesser of, such actual deferral percentage or contribution percentage. If it would result in a larger aggregate limit, the word "lesser" is substituted for the word "greater" in Paragraph (1) of this Subsection, and the word "greater" is substituted for the word "lesser" the second place such word appears in Paragraph (2) of this Subsection.

     5.5 MONITORING PROCEDURES.

          (a) MONITORING ADP, ACP AND THE AGGREGATE LIMIT: In order to ensure that at least one of the actual deferral percentages specified in Section 5.2(a) and at least one of the contribution percentages specified in
     Section 5.3(a) and the aggregate limit specified in Section 5.4(b) are satisfied for each Plan Year, the Plan Administrator shall monitor (or cause to be monitored) the amount of Before-Tax Contributions and Matching Contributions being made to the Plan for each Eligible Employee during each Plan Year. In the event that the Plan Administrator determines that neither of such actual deferral percentages, neither of such contribution percentages nor the aggregate limit will be satisfied for a Plan Year, the Before- Tax Contributions and/or the Matching Contributions made thereafter by or for each Highly Compensated Eligible Employee (as defined in Section 5.2(c)) shall be reduced (pursuant to non-discriminatory rules adopted by the Plan Administrator) to the extent necessary to decrease the actual deferral percentage and/or the contribution percentage for Highly Compensated Eligible Employees for such Plan Year to a level which satisfies either of the actual deferral percentages, either of the contribution percentages and/or the aggregate limit.

          (b) MONITORING BEFORE-TAX CONTRIBUTIONS: In order to ensure that excess deferrals (as such term is defined in Section 5.1(b)) shall not be made to the Plan for any taxable year for any Participant, the Plan Administrator shall monitor (or cause to be monitored) the amount of Before-Tax Contributions being made to the Plan for each Participant during each taxable year and shall take such action (pursuant to non-discriminatory rules adopted by the Plan

     Administrator) to prevent Before-Tax Contributions made for any Participant under the Plan for any taxable year from exceeding the maximum amount applicable under Section 5.1(a).


          (c) OTHER ACTIONS PERMITTED: The actions permitted by this Section are in addition to, and not in lieu of, any other actions that may be taken pursuant to other Sections of the Plan or that may be permitted by applicable law or regulation in order to ensure that the limitations described in Sections 5.1, 5.2, 5.3, 5.4 and 5.5 are met.

     5.6 TESTING PROCEDURES. In applying the limitations set forth in Sections
5.2 and 5.3, the Plan Administrator may, at its option, utilize such testing procedures as may be permitted under Sections 401(a)(4), 401(k), 401(m) or 410(b) of the Code, including, without limitation, (a) aggregation of the Plan with one or more other qualified plans of the Controlled Group, (b) inclusion of Qualified Nonelective Contributions or elective deferrals described in, and meeting the requirements of, Treasury Regulations under Sections 401(k) and 401(m) of the Code to any other qualified plan of the Controlled Group in applying the limitations set forth in Sections 5.1, 5.2 and 5.3, (c) effective January 1, 1999, exclusion of all Eligible Employees (other than Highly Compensated Eligible Employees) who have not met the minimum age and service requirements of Section 410(a)(1)(A) of the Code in applying the limitations set forth in Sections 5.2 and 5.3, or (d) any permissible combination thereof.

     5.7 MAXIMUM ADDITIONS.

          (a) IN GENERAL: Notwithstanding anything contained herein to the contrary, the maximum "annual addition" which may be contributed or allocated to a Participant's Account under the Plan for any Plan Year shall not exceed the lesser of $30,000 (or, if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Plan Year) or 25% of the Participant's compensation (within the meaning of Section 415(c)(3) of the Code and regulations thereunder). The foregoing compensation limitation shall not apply to (1) any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an annual addition or (2) any amount otherwise treated as an annual addition under Section 415(l)(1) of the Code. The term "annual addition" means the sum for any Plan Year of (i) all contributions made by the Employer and/or its Controlled Groups which are allocated to the Participant's account pursuant to a defined contribution plan maintained by the Employer and/or its Controlled Group, (ii) all employee contributions made by the Participant to a defined contribution plan maintained by an Employer and/or its Controlled Group, (iii) all forfeitures allocated to the Participant's account pursuant to a defined contribution plan maintained by an Employer and/or its Controlled Group and (iv) amounts described in Sections 415(l)(2) and 419A(d)(2) of the Code.

          (b) AGGREGATION OF PLANS: For purposes of this Section, all qualified defined contribution plans of an Employer and/or its Controlled Group shall, for purposes of these limitations, be considered as a single plan.

           (c) ADJUSTMENTS TO ANNUAL ADDITIONS: If the sum of the annual additions allocated to the Account of any Participant (and the accounts of such Participant in any other defined contribution plan of the Controlled Group) would exceed the limitations of Subsection (a) of this Section for a Plan Year, unless the Participant otherwise elects, adjustments shall be made in the following order:

                (1) Voluntary employee contributions (if any) to any defined contribution plan of the Controlled Group in which the Participant has an account made by the Participant for such Plan Year which constitute part of the annual addition (together with any gains attributable thereto) shall be returned to the Participant to the extent necessary to effectuate such reduction;

                (2) If the return of all such voluntary employee contributions is not sufficient to effectuate such reduction, matching contributions, including any forfeitures reallocated pursuant to
           Section 4.9, as described in Section 401(m)(4)(A) of the Code (if any) to any defined contribution plan of the Controlled Group in which the Participant has an account made on behalf of the Participant for such Plan Year which constitute part of the annual addition (together with any gains attributable thereto) shall be reduced in accordance with the provisions of such plan;

                (3) If the return of all such voluntary employee contributions and the reduction of all such matching contributions is not sufficient to effectuate such reduction, elective deferral contributions as described in Section 402(g)(3) of the Code (if any) to any defined contribution plan of the Controlled Group in which the Participant has an account made on behalf of the Participant for such Plan Year which constitute part of the annual addition (together with any gains attributable thereto) shall be returned to the Participant to the extent necessary to effectuate such reduction;

                (4) If the return of all such voluntary employee contributions, the reduction of all such matching contributions and the return of all such elective deferral contributions is not sufficient to effectuate such reduction, employer contributions (other than elective deferral contributions and matching contributions) (if any) to any defined contribution plan of the Controlled Group in which the Participant has an account made on behalf of the Participant for such Plan Year which constitute part of the annual addition shall be reduced in accordance with the provisions of such plan; and

                (5) In applying each Paragraph of this Subsection, reductions to contributions shall be made in the reverse order in which such contributions were made.

     In the event the provisions of this Subsection would require the reduction of Matching Contributions or Retirement Security Contributions, such contributions shall be held unallocated in a suspense account for the Plan Year and allocated and reallocated in the next Plan Year to all of the remaining Participants (subject to the limitation of this Section) before any contributions that would otherwise constitute annual additions may be made to the Plan for the Plan Year. Investment gains and losses shall not be allocated to the suspense account during the period such suspense account is required to be maintained pursuant to this Subsection. In the event of a termination of the Plan, any then remaining balance of the suspense account, to the extent it may not then be allocated to Participants, shall revert to the Employers. In applying each Paragraph of this Subsection, reductions to contributions shall be made in the reverse order in which such contributions were made.

           (d) COMBINED PLAN FRACTION: With respect only to Plan Years beginning prior to January 1, 2000, in any case in which an individual is a participant in both a defined benefit plan and a defined contribution plan maintained by his Employer and/or its Controlled Group, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any year shall not exceed 1.0, where the terms "defined benefit plan fraction" and "defined contribution plan fraction" for each year shall have the meanings and be calculated as set forth in Section 415 of the Code and the regulations thereunder. If the sum of the defined benefit plan fraction and the defined contribution plan fraction shall exceed 1.0 in any year for any Participant in the Plan, the Plan Administrator shall adjust the numerator of the defined contribution plan fraction so that the sum of both fractions shall not exceed 1.0 in any year for such Participant.

           (e) CONTROLLED GROUP MEMBER DEFINITION: For purposes of this Section, the term "Controlled Group Member" shall be construed in accordance with the provisions of Section 415(h) of the Code.

                                   ARTICLE VI
                                   ----------

                                   INVESTMENTS
                                   -----------


     6.1 INVESTMENT OF FUNDS.

           (a) DESIGNATION OF INVESTMENT FUNDS: The Trust Fund (other than the portion of the Trust Fund consisting of the Loan Sub-Accounts) will be divided into such Investment Funds as the Committee may in its discretion select or establish from time to time. Before-Tax Contributions, EBSOP Amounts, Matching Contributions, Old Plan Amounts, Retirement Security Contributions, Qualified Nonelective Contributions and Rollover Contributions will be invested in the Investment Funds as provided in Sections 6.3 and 6.4. Subject to the provisions of Articles VIII and IX and to other applicable provisions of the Plan, the Trustee shall hold, manage, administer, value, invest, reinvest, account for and otherwise deal with each Investment Fund separately. The Trustee shall invest and reinvest the principal and income of each such Investment Fund and will keep each Investment Fund invested, without distinction between principal and income, as required under the terms of the Plan and the Trust Agreement.

           (b) REINVESTMENT OF EARNINGS: Dividends, interest and other distributions received by the Trustee in respect to each Investment Fund shall be reinvested in the same Investment Fund.

           (c) ADOPTION OF RULES: The Plan Administrator shall adopt, and may amend from time to time, general rules of uniform application that shall provide for the administration of each Investment Fund, including, but not limited to, rules providing for (1) the method of valuing each such Investment Fund as of each applicable Valuation Date, (2) procedures pursuant to which a Participant may elect to have all or a designated part of his Account invested in any Investment Fund (if more than one such Investment Fund is established), (3) the method of changing any such election by either the Participant or his Beneficiary and the frequency with which such elections may be made and (4) any other matters which the Plan Administrator deems necessary or advisable in the administration of any Investment Fund.

     6.2 ACCOUNT AND SUB-ACCOUNTS. The Plan Administrator shall, as applicable, cause an Account to be established for each Participant to reflect (a) Before-Tax Contributions ("Before- Tax Contributions Sub-Account", formerly called the "Current Plan Contribution Account"), (b) EBSOP Amounts ("EBSOP Sub-Account"), (c) Matching Contributions ("Matching Contributions Sub-Account"), (d) Old Plan Amounts ("Old Plan Sub-Account"), (e) Qualified Nonelective Contributions ("Qualified Nonelective Contributions Sub-Account"),
(f) Retirement Security Contributions ("Retirement Security Contributions Sub-Account"), and (g) Rollover Contributions ("Rollover Contributions Sub-Account"). The Plan Administrator shall cause to be maintained separate records for each such Sub-Account showing the portion of such Sub-Account invested in each Investment Fund and showing the amount of contributions to each such Sub-

     Account, payments and withdrawals therefrom and the amount of income, expenses, gains and losses attributable thereto. All such Sub-Accounts of a Participant shall constitute a Participant's Account and the interest of each Participant hereunder at any time shall consist of his Account balance as of the last preceding Valuation Date plus credits and minus debits to such Account since that Valuation Date plus the value of the Participant's Loan Sub-Account on the last preceding Valuation Date on which the Loan Sub-Account has been valued pursuant to rules and procedures established pursuant to Section 7.13.

     6.3 INVESTMENT OF CONTRIBUTIONS.

           (a) PARTICIPANT DIRECTION: Except as provided in Subsection (c) of this Section, each Participant shall direct the investment of his Before-Tax Contributions, Matching Contributions, Qualified Nonelective Contributions, Retirement Security Contributions and Rollover Contributions among the Investment Funds.

           (b) EFFECT OF DIRECTION: A direction provided by a Participant pursuant to Subsection (a) of this Section shall be applicable to all subsequent Contributions described in Subsection (a) of this Section made by or for him unless or until he provides a new direction pursuant to Subsection (a) of this Section.

           (c) INVESTMENT IN ABSENCE OF DIRECTION: In the absence of any direction as to the investment of Contributions described in Subsection (a) of this Section, such Contributions shall be invested in the Investment Fund designated from time to time by the Committee.

     6.4 ASSET TRANSFERS AMONG INVESTMENT FUNDS. A Participant may elect to transfer all or any part of the value of his Account invested in any Investment Fund to a different Investment Fund, in the manner prescribed by the Plan Administrator from time to time.

                                   ARTICLE VII
                                   -----------

                      DISTRIBUTIONS, WITHDRAWALS AND LOANS
                      ------------------------------------


     7.1 DISTRIBUTIONS ONLY AS PROVIDED.

           (a) APPLICATION FOR DISTRIBUTION: Participants' interests hereunder shall only be distributable as provided in this and the following Sections of this Article. A Participant or Beneficiary eligible to receive a distribution under the Plan shall obtain an application for that purpose from the Plan Administrator and file with the Plan Administrator his application in writing on such form and furnishing such information as the Plan Administrator may reasonably require, including any authority in writing that the Plan Administrator may request authorizing it to obtain pertinent information, certificates, transcripts and/or other records from any public office.

           (b) INFORMATION PROVIDED BY PLAN ADMINISTRATOR: The Plan Administrator shall provide the Participant or Beneficiary with the application form and such other information required to be provided under
     Section 402(f) of the Code no less than 30 days and no more than 90 days before a distribution or withdrawal is to be made. Notwithstanding the foregoing, such distribution or withdrawal may commence less than 30 days after such form and information are provided to the Participant or Beneficiary, provided that (1) the Plan Administrator clearly informs the recipient that he has a right to a period of at least 30 days after receiving the information to consider whether or not to elect a distribution or withdrawal (and, if applicable, a particular form of benefit) and (2) the recipient, after receiving the information, affirmatively elects the distribution or withdrawal.

     7.2 DISTRIBUTIONS ON TERMINATION OF EMPLOYMENT OR DISABILITY.

           (a) IN GENERAL: Subject to the provisions of Sections 7.4, the Vested Interest, valued as of the Valuation Date specified in Section 7.6(b), of a Participant who terminates employment with the Controlled Group (whether on account of retirement or other termination) or becomes Disabled shall be paid to him in the manner described in Section 7.4 and in the form specified in Section 7.6(a).

           (b) TIME OF PAYMENT: Distributions pursuant to this Section shall be paid to a Participant (1) as soon as practicable after receipt by the Plan Administrator of a proper application filed pursuant to Section 7.1 or (2) if later, the date designated by the Participant for payment of the distribution on such application, but in no event prior to the date the Participant terminates employment as described in Subsection (a) of this Section.

           (c) FORFEITURES: The portion of a Participant's Account in which he does not have a Vested Interest upon his termination of employment with the Controlled Group (his "Non- Vested Account") will be forfeited and allocated pursuant to Section 4.9. If a Participant whose Non-Vested Account has been forfeited in accordance with the preceding sentence is subsequently reemployed by an Employer before incurring five consecutive One-Year Breaks in Service, upon reemployment, his Non-Vested Account will be reinstated as of the date he is so reemployed. Such reinstatement will be made from current forfeitures from Retirement Security Contributions Sub-Accounts and, to the extent necessary, from additional contributions from the Employer.

     7.3 DISTRIBUTIONS ON DEATH.

           (a) IN GENERAL: Subject to the provisions of Section 7.7(b), after the death of a Participant at any time whatsoever, his entire Account, valued as of the Valuation Date specified in Section 7.6(b), shall be paid to his Beneficiary in the manner described in Section 7.4 and in the form specified in Section 7.6(a).

           (b) TIME OF PAYMENT: Distributions pursuant to this Section shall be paid to the Beneficiary as soon as practicable after receipt by the Plan Administrator of a proper application filed pursuant to Section 7.1, but in no event prior to the date of the Participant's death.

           (c) PAYMENT FOLLOWING DEATH OF BENEFICIARY: In the event of the death of a Beneficiary following the death of a Participant, the balance of the Participant's Account payable to such Beneficiary shall be paid to the Beneficiary's designated beneficiary, or in the absence of such designation, to the estate of the deceased Beneficiary (unless otherwise specified by the Participant) in the manner described in Section 7.4(a) and in the form specified in Section 7.6(a).

           (d) MULTIPLE BENEFICIARIES: If a Participant (or Beneficiary) has designated more than one Beneficiary (or, in the case of a Beneficiary, more than one alternate beneficiary), the provisions of this Section shall be applied to each Beneficiary or alternate beneficiary, as the case may be, with respect to the portion of the Participant's Account allocable to each such Beneficiary or alternate beneficiary, as the case may be.

     7.4 DISTRIBUTION OPTIONS. A Participant or Beneficiary, as applicable, may elect distribution of a Participant's Vested Interest in either of the forms described in Subsections (a) and (b) of this Section. Notwithstanding the preceding sentence, a Participant or Beneficiary, as applicable, may elect distribution of the sum of a Participant's Vested Interest in his Retirement Security Contributions Sub-Account and Matching Contributions Sub-Account in the form described in Subsection (c) of this Section.

           (a) SINGLE LUMP SUM: A single lump sum. In the absence of an election pursuant to this Section, distribution of a Participant's Vested Interest shall be made in the form described in this Subsection.

           (b) ELIGIBLE ROLLOVER: To the extent that a distribution or withdrawal pursuant to this Article is an "eligible rollover distribution" (as defined in Section 401(a)(31) or 402(c)(4) of the Code), the Participant, Beneficiary (provided such Beneficiary is a surviving Spouse) or Alternate Payee as described in Section 7.11 who will receive such a distribution or withdrawal may elect a direct rollover of that distribution into an "eligible retirement plan" (as defined in Section 401(a)(31)(D) of the Code). A direct rollover is a payment made by the Plan to an eligible retirement plan specified by the Participant, surviving Spouse or Alternate Payee pursuant to Section 401(a)(31) of the Code and the regulations thereunder.

           (c) INSTALLMENTS OF RETIREMENT SECURITY CONTRIBUTIONS SUB-ACCOUNT AND MATCHING CONTRIBUTIONS SUB-ACCOUNT: Installments over a period not to exceed five years; provided, however, that such five year period shall be increased by one year, up to an additional five years, for each $145,000 (or fraction thereof) by which the sum of the balances of such Participant's Retirement Security Contributions Sub-Account and Matching Contributions Sub- Account exceeds $725,000 (as each amount may be adjusted for increases in the cost-of-living in accordance with Section 409(o)(2) of the Code).

           (d) TIMING OF PAYMENT: Distributions pursuant to this Section shall commence to be paid to a Participant as soon as practicable after receipt by the Plan Administrator of a proper application filed pursuant to Section
     7.1 or, if later, the date designated by the Participant for commencement of the distribution on such application.

     7.5 LUMP-SUM PAYMENT OF SMALL BENEFITS. Any provision of the Plan to the contrary notwithstanding, effective as of January 1, 1998, if the value of a Participant's Vested Interest does not exceed $5,000 as of his Severance from Service Date (and never exceeded $5,000 at the time of any previous withdrawal or distribution), his Vested Interest shall be paid to the Participant (or, if applicable, his Beneficiary) as soon as administratively feasible following the Valuation Date coinciding with or next following the Participant's Severance from Service Date, without regard to any requirement for consent of the Participant or his Beneficiary and whether or not an application for such benefit has been filed pursuant to Section 7.1. Distributions pursuant to this Section shall be paid as described in Section 7.4(a) and in the form specified in Section 7.6(a).

     7.6 FORM AND VALUATION OF DISTRIBUTIONS.

           (a) FORM: The distribution of a Participant's Vested Interest (or portion thereof) pursuant to this Article shall be made as follows:

                (1) The Participant's Vested Interest shall be distributed in cash, unless the Participant or Beneficiary, as the case may be, elects to receive the entire portion of the Participant's Vested Interest invested in the Company Stock Fund in kind.

                (2) A distribution in kind shall be made by the transfer of whole shares of Company Stock and cash in lieu of a fractional share, if any.

           (b) VALUATION: Distributions pursuant to this Article shall be valued as of the Valuation Date coincident with or immediately preceding the date of distribution.

     7.7 MANDATORY COMMENCEMENT OF DISTRIBUTIONS.

           (a) TIME OF COMMENCEMENT: Unless a Participant elects otherwise in writing, distribution of the Participant's Vested Interest must commence not later than 60 days after the close of the Plan Year in which the latest of the following events occur:

               (1)      The Participant attains age 65;

               (2) The Participant's 10th anniversary of participation in the Plan; or

               (3) The Participant's termination of employment with the Controlled Group.

     If the value of the Participant's Vested Interest cannot be ascertained by such date, or the Participant (or Beneficiary) is unavailable to receive a distribution, distribution can be delayed until 60 days after such time as the amount can be ascertained or the Participant (or Beneficiary) is available.

           (b)(1) REQUIRED MINIMUM DISTRIBUTIONS: Notwithstanding any other provision of the Plan, to the extent required under Section 401(a)(9) of the Code, effective as of January 1, 1997, distribution of a Participant's Vested Interest must commence not later than (i) April 1 of the calendar year following the calendar year in which he attains age 70 1/2, or (ii) if later, the calendar year in which he retires. Notwithstanding the preceding sentence, Subparagraph (ii) of this Paragraph shall not apply to an Employee who is a 5% owner (as defined in Section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Employee attains age 70 1/2. A Participant who attains age 70 1/2 during the 1996, 1997 or 1998 calendar year shall be permitted to elect, within the time established by the Plan Administrator, to (A) receive a distribution of his entire Account in a single lump sum payment as of April 1 of the year following such calendar year, (B) as of April 1 of the year following such calendar year, commence receiving annual distributions from his Account in an amount necessary to satisfy the minimum distribution requirements of Section 401(a)(9) of the Code and regulations issued thereunder, or (C) defer distribution of his Account until the date described in Subparagraph (ii) of this Paragraph.

                (2) DISTRIBUTIONS IN ACCORDANCE WITH REGULATIONS: Distributions under the Plan shall be made in accordance with the provisions of
           Section 401(a)(9) of the Code and Treasury regulations issued thereunder, including Treasury Regulation section 1.401(a)(9)-2, which provisions are hereby incorporated into the Plan by reference, provided that such provisions shall override the other distribution provisions of the Plan only to the extent that such other Plan provisions provide for distribution that is less rapid than required under such provisions of the Code and regulations. Nothing contained in this Subsection shall be construed as providing any optional form of payment that is not available under the other distribution provisions of the Plan.

           7.8 WITHDRAWALS.

           (a) IN-SERVICE WITHDRAWALS: Upon such prior written notice filed with the Plan Administrator as the Plan Administrator shall require, a Participant may withdraw portions of his Account according to the following provisions:

                (1) WITHDRAWAL FROM OLD PLAN SUB-ACCOUNT: A Participant may withdraw all or a portion of the balance of his Old Plan Sub-Account as of any Valuation Date. Any such withdrawal may not be less than $500 or 100% of the balance of such Sub-Account if less than $500, and no more than two withdrawals may be made from a Participant's Old Plan Sub-Account during any Plan Year, unless the Plan Administrator determines that any additional withdrawal is necessary to meet a Hardship.

                (2) WITHDRAWAL FROM ROLLOVER CONTRIBUTIONS SUB-ACCOUNT: A Participant may withdraw all or a portion of the balance of his Rollover Contributions Sub-Account as of any Valuation Date. Any such withdrawal may not be less than $500 or 100% of the balance of such Sub-Account if less than $500, and no more than two withdrawals may be made from a Participant's Rollover Contributions Sub-Account during any Plan Year, unless the Plan Administrator determines that any additional withdrawal is necessary to meet a Hardship.

                (3) WITHDRAWAL UPON ATTAINMENT OF AGE 59 1/2: On or after attainment of age 59 1/2, a Participant may withdraw all or a portion of his Vested Interest for any reason. The amount of any such withdrawal may not be less than $500 or 100% of the balance of his Vested Interest if less than $500.

           (b) FORM AND VALUATION OF WITHDRAWAL: Any withdrawal under this Section shall be valued as of the Valuation Date coincident with or immediately preceding the date of withdrawal and shall be made in a single lump sum payment in cash.

     7.9  HARDSHIP WITHDRAWAL REQUIREMENTS.

           (a) ELIGIBILITY: A Participant who is an Employee, has not attained the age 59 1/2, and who has obtained all withdrawals, other than Hardship withdrawals, and all nontaxable loans currently available under all plans maintained by the Controlled Group may request, on a form provided by and filed with the Plan Administrator, a withdrawal on account of Hardship of all or a portion (but not less than $500) of his Before-Tax Contributions Sub-Account (other than earnings credited to such Sub-Account after December 31, 1988). Upon making a determination that the Participant is entitled to a withdrawal on account of Hardship, the Plan Administrator shall direct the Trustee to distribute to such Participant all or a portion of such Sub-Account, provided that the amount of the withdrawal shall not be in excess of the amount necessary to alleviate such Hardship (including amounts necessary to pay any taxes or penalties reasonably anticipated to result from such withdrawal).

           (b) SPECIAL RULES FOLLOWING HARDSHIP WITHDRAWAL: If a withdrawal on account of Hardship is made by a Participant pursuant to this Section, the following rules shall apply notwithstanding any other provision of the Plan (or any other plan maintained by the Controlled Group) to the contrary:

                (1) The Participant's Before-Tax Contributions (or any comparable contributions to any other plan maintained by any Controlled Group Member) shall be suspended for a period of 12 months following receipt of the Hardship withdrawal; and

                (2) The amount of the Participant's Before-Tax Contributions (and any comparable contributions to any other plan maintained by any Controlled Group Member) for the Participant's taxable year immediately following the taxable year of the Hardship withdrawal shall not be in excess of the applicable limit under Section 402(g) of the Code for such next taxable year less the amount of such Participant's Before-Tax Contributions (and any comparable contributions to any other plan maintained by any Controlled Group Member) for the taxable year of the Hardship withdrawal.

                (3) For purposes of this Subsection, the phrase "any other plan maintained by a Controlled Group Member" includes any other qualified or non qualified plan other than a health or welfare plan.

           (c) FORM AND VALUATION OF WITHDRAWAL: Any withdrawal under this Section shall be valued as of the Valuation Date coincident with or immediately preceding the date of withdrawal and shall be made in a single lump sum payment in cash.

     7.10 ORDER OF DISTRIBUTIONS AND WITHDRAWALS. Unless otherwise specified in the Plan, the order in which distributions and withdrawals are to be made from the applicable portion of a Participant's Account invested in the Investment Funds will be determined in accordance with procedures established by the Plan Administrator.

     7.11 SPECIAL PROVISIONS APPLICABLE TO QUALIFIED DOMESTIC RELATIONS ORDERS.

           (a) ALTERNATE PAYEE ACCOUNT: Upon determination by the Plan Administrator that a domestic relations order is a qualified domestic relations order (as defined in Section 414(p) of the Code) (the "Order"), the Plan Administrator shall, in accordance with the provisions of such Order and the procedures adopted by the Plan Administrator in accordance with Subsection (c) of this Section, cause an Account to be established for the alternate payee (as such term is defined in Section 414(p)(8) of the Code) (the "Alternate Payee") designated in such Order or, if so provided in the Order, distribute to such Alternate Payee the designated portion of the Participant's Account.

           (b) IMMEDIATE DISTRIBUTION: Notwithstanding any other provision of the Plan to the contrary, but subject to the requirement that the Alternate Payee file an application with the Plan Administrator, if an Order so provides, the Alternate Payee's Account may be distributed to the Alternate Payee at any time on or after the date on which the Plan Administrator receives such Order, regardless of whether the Participant is entitled to a distribution from the Plan at such time.

           (c) ADOPTION OF PROCEDURES: The Plan Administrator shall establish procedures to determine the qualified status of domestic relations orders and to administer the provisions of the Plan under Orders.

     7.12 DISTRIBUTION ON SALE OF ASSETS OR DISPOSITION OF BUSINESS. In the event that a Participant's termination of employment from the Controlled Group is caused by the disposition of substantially all of the assets of a trade or business, or the interest in a subsidiary and (a) such Participant continues employment with the entity acquiring such assets or such subsidiary, (b) such entity does not maintain the Plan following the disposition and (c) the Controlled Group continues to maintain the Plan following the disposition, the Participant, if he so elects, shall be entitled to a distribution of his Account valued as of the Valuation Date specified in Section 7.2; provided, however, that such Account may only be distributed in the form of a lump sum and shall be made in accordance with the requirements of Section 401(k)(10) of the Code and Treasury regulations issued thereunder.

     7.13 LOANS. The Plan Administrator is authorized to establish and administer a Participant loan program. The Plan Administrator shall establish rules and procedures for the loan program. Such rules and procedures, which are incorporated herein by reference, shall meet all the pertinent requirements of the Code and ERISA.

                                  ARTICLE VIII
                                  ------------

                          ADMINISTRATION OF TRUST FUND
                          ----------------------------


     8.1 APPOINTMENT OF TRUSTEE. The Company has authorized the Trustee to act as such under the Plan and has adopted the Trust Agreement with the Trustee.

     8.2 EXCLUSIVE PURPOSE.

           (a) EXCLUSIVE BENEFIT: All property and funds of the Trust Fund, including income from investments and from all other sources, shall be retained for the exclusive benefit of the Participants, as provided in the Plan, and shall be used to pay benefits to Participants or their Beneficiaries, or to pay expenses of administration of the Plan and Trust Fund to the extent not paid by the Employer, except as provided in this Section.

           (b) RETURN OF CONTRIBUTIONS: Anything in the Plan to the contrary notwithstanding, there shall be returned to the Employers, to the extent permitted by law, any amount contributed:

                (1)  Which was contributed by reason of a mistake of fact; or

                (2) Which was conditioned upon deductibility of such contribution under Section 404 of the Code, if the amount is not so deductible.

           (c) AMOUNT RETURNED: If a contribution to the Trust Fund is made by an Employer by a mistake of fact, the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact shall be returned to such Employer within one year after the payment of such contribution. If a contribution to the Trust Fund is made by an Employer that is not fully deductible under Section 404 of the Code (or any successor thereto), such contribution, to the extent the deduction therefor is disallowed, shall be returned to the Employer within one year after the disallowance of the deduction. Earnings attributable to contributions returned to an Employer pursuant to this Section may not be returned, but losses attributable thereto shall reduce the amount to be returned.

     8.3 DISCLAIMER OF LIABILITY. Except as otherwise provided under Sections 404 through 409 of ERISA and Section 12.4, neither the board of directors of the Company, board of directors or other governing body of a Controlled Group Member, an Investment Manager, the Trustee nor any person designated to carry out fiduciary responsibilities pursuant to this Article shall be liable for any act, or failure to act, which is made in good faith pursuant to the provisions of the Plan.

     8.4 NO RESPONSIBILITY FOR INVESTMENTS.

           (a) PARTICIPANT SOLELY RESPONSIBLE: Neither the board of directors of the Company, board of directors or other governing body of a Controlled Group Member, an Investment Manager, the Trustee nor any person designated to carry out fiduciary responsibilities pursuant to this Article is authorized to advise a Participant as to the manner in which contributions to the Plan and income thereon should be invested and reinvested. The election of the Investment Fund or Funds in which a Participant participates is his sole responsibility, and the fact that designated Investment Funds are available to a Participant for investment shall not be construed as a recommendation for the investment of contributions hereunder in all or any of such Funds.

           (b) PARTICIPANT CONTROL OF ACCOUNT: Any decision by a Participant to invest in any Investment Fund pursuant to Sections 6.3 or 6.4 shall constitute an exercise of control over the assets allocated to his Account by such Participant (to the extent of such exercise of control) within the meaning of Section 404(c) of ERISA, and each Participant who so exercises such control shall, by such exercise, release and agree, on his behalf and on behalf of his heirs and Beneficiaries, to indemnify and hold harmless the board of directors of the Company, board of directors or other governing body of a Controlled Group Member, each Investment Manager, the Trustee and any person designated to carry out fiduciary responsibilities pursuant to this Article, from and against any claim, demand, loss, liability, costs or expense (including reasonable attorney's fees) caused by or arising out of such exercise, including without limitation any diminution in value or losses incurred from such exercise.

                                   ARTICLE IX
                                   ----------

                               INVESTMENT MANAGER
                               ------------------

     9.1 DUTIES AND FUNCTIONS.

           (a) The Committee shall have the exclusive authority and responsibility at any time or from time to time to appoint (and revoke the appointment of) an Investment Manager with respect to one or more of the Investment Funds. The Committee shall notify the Trustee of any such appointment (or revocation thereof) in writing, and the Trustee may rely upon any such appointment continuing in effect until it receives a written notice from the Committee of its revocation.

           (b) Any Investment Manager appointed by the Committee shall have such duties and functions as specified by the Committee in its notice of appointment. Unless otherwise specified in such notice of appointment, the Investment Manager shall have control over (but not custody of) all assets in the Investment Fund to which it has been appointed except such amounts of cash and short-term obligations as the Trustee may from time to time deem to be advisable to maintain sufficient liquidity to meet the obligations of the Plan (such as making distributions to Participants), all of which shall remain under the control (as well as the custody) of the Trustee.

           (c) During the period when the appointment of an Investment Manager is in effect, the Investment Manager (and not the Trustee) shall, with respect to the investments over which the Investment Manager has control and to the extent delegated to such Investment Manager and permitted by law, have the corresponding powers and be subject to the corresponding duties and limitations conferred or imposed upon the Trustee by the Trust Agreement (except as such powers, duties and limitations may be altered by any agreement as to investment management entered into between the Committee and the Investment Manager), but the Trustee shall make and accept such deliveries of securities and disburse and receive such funds to or from the Trust Fund as the Investment Manager may direct.

           (d) In addition to the foregoing powers, the Investment Manager may designate the broker or brokers through which sales and purchases are to be made, provided that no greater brokerage fees are incurred than those chargeable by other brokers in the community for like or comparable services.

           9.2 COMPENSATION. The Investment Manager shall receive such reasonable compensation as may be agreed upon by it and the Committee, and upon the receipt by the Trustee of written instructions from the Committee as to any amount so approved, payment thereof shall be made from the Trust Fund.

                                    ARTICLE X
                                    ---------

                                  THE COMMITTEE
                                  -------------

     10.1 MEMBERS AND OFFICERS. The Committee shall consist of five or more members who may be, but are not required to be, Participants, Employees or directors or officers of any Controlled Group Member. The members of the Committee shall be appointed by, and serve at the pleasure of the board of directors of the Company. Any vacancy on the Committee due to death, resignation, removal or any other reason shall be filled by the Company. The Committee shall elect a Secretary of the Committee (who shall be a member of the Committee) and such other officers as the Committee shall deem advisable (who do not need to be members of the Committee) to serve until resignation or replacement by the Committee.

     10.2 CERTIFICATION OF MEMBERS AND OFFICERS. The Company may certify the number and names of the Committee members and officers to the Trustee. The Trustee may rely on any such certification until it receives written notice from the Company as to a change in the Committee's members or officers.

     10.3 DUTIES. The members of the Committee shall serve without remuneration for such services unless the board of directors of the Company shall provide for remuneration for such services. The Committee shall have such functions and duties with respect to the Plan, and only such functions and duties with respect to the Plan, as are specifically conferred upon it by the Plan or the Trust Agreement or as may be delegated to it pursuant to Section 12.3. The Committee shall maintain records of all meetings, proceedings and actions held, undertaken or performed by it. A Committee member shall not be disqualified from acting because of any interest, benefit or advantage, inasmuch as members of the Committee may be Participants, Employees or directors or officers of any Controlled Group Member, but no such member shall vote or act in connection with the Committee's action relating solely to himself. Except as may be required by law, no bond or other security need be required of any Committee member in such capacity in any jurisdiction.

     10.4 REVOCABILITY OF COMMITTEE ACTION. Any action taken by the Committee with respect to the rights or benefits under the Plan of any Participant or Beneficiary shall be revocable by the Committee as to payments or distributions not theretofore made pursuant to such action, and appropriate adjustments may be made in future payments or distributions to a Participant or his Beneficiaries to offset any excess payment or underpayments theretofore made to such Participant or his Beneficiaries.

     10.5 RULES AND PROCEDURES. The Committee may adopt and amend, from time to time, such rules for the administration of the Plan and rules for its government and the conduct of its business as it deems advisable, including a rule authorizing one or more of its members or officers to execute instruments in its behalf evidencing its action, and the Trustee and other persons may rely upon any instrument signed by such person or persons so authorized as properly evidencing the action of the Committee. The Committee may from time to time, by resolution adopted by it, delegate to one or more of its members or officers, to an employee or employees of the Committee, to a subcommittee or subcommittees of the Committee, or to an agent or agents of the Committee, such of the Committee's functions and duties as the Committee deems advisable. Except as may otherwise be provided by rules or procedures adopted by the Committee, the Committee may act by majority action either at a meeting or in writing without a meeting and an action evidenced by the signatures of a majority of the members of the Committee, or by any single person who has been designated to act for the Committee by an instrument in writing which is signed by all members of the Committee and filed with the Trustee, shall be deemed to be the action of the Committee.

     10.6 PLAN INTERPRETATION AND FINDINGS OF FACT.

           (a) The Committee shall have sole and absolute discretion (1) to interpret the provisions of the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in, the language of the Plan), (2) to make factual findings with respect to any issue arising under the Plan, (3) to determine the rights and status under the Plan of Participants and other persons, (4) to decide disputes arising under the Plan, and (5) to make any determinations and findings (including factual findings) with respect to the benefits payable thereunder and the persons entitled thereto as may be required for the purposes of the Plan.

           (b) In furtherance of, but without limiting, the foregoing, the Committee is hereby granted the following specific authorities, which it shall discharge in its sole and absolute discretion in accordance with the terms of the Plan (as interpreted, to the extent necessary, by the Committee):

                (1) To resolve all questions (including factual questions) arising under the Plan as to any individual's entitlement to become a Participant;

                (2) To determine the amount of benefits, if any, payable to any person under the Plan (including, to the extent necessary, making any factual findings with respect thereto); and

                (3) To the extent applicable, to conduct the claims review procedure specified in Article XI.

           (c) All decisions of the Committee as to the facts of any case, as to the interpretation of any provision of the Plan or its application to any case, and as to any other interpretative matter or other determination or questions under the Plan shall be final and binding on all persons affected thereby, subject to the provisions of Section 10.4 and Article XI. The Committee shall direct the Trustee relative to benefits to be paid under the Plan and shall furnish the Trustee with any information reasonably required by it for the purpose of paying benefits under the Plan.

     10.7 DIRECTIONS TO TRUSTEE. The Committee shall direct the Trustee as to the method of payment of, and the time at which, any benefit is to be paid to a Participant or a Beneficiary from the Trust Fund and the particular Investment Fund and Sub-Account from which each such payment is to be made. The Trustee shall be entitled to rely conclusively on any such direction given to it by the Committee in accordance with the provisions hereof.

     10.8 COSTS AND EXPENSES.

           (a) The Committee may hire such employees and retain such agents as it deems necessary or advisable in connection with the performance of its functions or duties.

           (b) The costs and expenses incurred in connection with the administration of the Plan and Trust Fund (including expenses incurred by the Committee) shall be paid from the Trust Fund; provided, however, that the Company, in its absolute discretion, may elect at any time to have the Employers pay part or all thereof directly, but any such election shall not bind the Company as to its right to elect with respect to the same or other expenses at any other time to have such expenses reimbursed or paid from the Trust Fund.

     10.9 FILING OF DOCUMENTS. Although various provisions of the Plan provide for the filing of various documents or other instruments with the Company or the Committee, the Company or the Committee (as applicable) may, by general announcement, (a) specifically designate some other person with whom or which such instruments may be filed, or (b) authorize the use of telephonic or electronic designations and elections in lieu of written documents and instruments.

                                   ARTICLE XI
                                   ----------

                                CLAIMS PROCEDURES
                                -----------------


     11.1 CLAIMS.

           (a) FILING OF CLAIM: Any Participant or Beneficiary (hereafter referred to as a "claimant") who believes that he is entitled to receive a benefit under the Plan that he has not received may file a written claim with the Committee (on a form furnished by the Committee) specifying the basis for his claim and the facts upon which he relies in making such claim. Such claim must be signed by the claimant or his authorized representative and shall be deemed filed when delivered to the Committee.

           (b) NOTICE FROM THE COMMITTEE: Unless such claim is allowed in full, within 90 days after such claim is filed (plus an additional period of 90 days if required for processing and if notice of the extension is given to the claimant within the first 90-day period), the Committee shall cause written notice to be mailed to the claimant of the total or partial denial of such claim. Such notice shall be written in a manner calculated to be understood by the claimant and shall state:

                (1) The specific reason(s) for the denial of the claim;

                (2) Specific reference(s) to pertinent Plan provisions on which the denial of the claim was based;

                (3) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                (4) An explanation of the review procedures specified in Section 11.2.

           (c) FAILURE TO PROVIDE NOTICE OF DENIAL: If notice of denial of a claim is not furnished within the time specified above, the claim shall be deemed to have been denied in full.

     11.2  REVIEW OF CLAIMS.

           (a) FILING OF APPEAL: Within 60 days after the denial of his claim, the claimant may appeal such denial by filing with the Company (or its delegee) a written request for a review of such claim on a form provided by the Company (or its delegee). If the claimant does not file such a request with the Company (or its delegee) within such 60-day period, the claimant shall be conclusively presumed to have accepted as final and binding the initial decision of the Committee on his claim.

           (b) ACTIONS OF COMPANY: If such an appeal is so filed within such 60 days, the Company (or its delegee) shall (1) conduct a full and fair review of such claim and (2) mail or deliver to the claimant a written decision on the matter based on the facts and pertinent provisions of the Plan within a period of 60 days after the receipt of the request for review unless special circumstances require an extension of time, in which case such decision shall be rendered not later than 120 days after receipt of such request. If an extension of time for review is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension.

           (c) NOTICE OF DECISION: Such decision (1) shall be written in a manner calculated to be understood by the claimant, (2) shall state the specific reason(s) for the decision, (3) shall make specific reference(s) to pertinent provisions of the Plan on which the decision is based and (4) shall, to the extent permitted by applicable law, be final and binding on all interested persons.

           (d) RIGHT TO REVIEW DOCUMENTS: During such full review, the claimant or his duly authorized representative shall be given an opportunity to review documents that are pertinent to the claimant's claim and to submit issues and comments in writing.

           (e) FAILURE TO PROVIDE NOTICE OF DENIAL: If the decision on review is not furnished within such 60-day or 120-day period, as the case may be, the claim shall be deemed denied in full on review.

           (f) AUTHORITY OF THE COMPANY: In conducting its review pursuant to this Section, the Company shall have the same authorities as those granted to the Committee pursuant to Section 10.6.

                                   ARTICLE XII
                                   -----------

             ADMINISTRATION OF THE PLAN AND FIDUCIARY RESPONSIBILITY
             -------------------------------------------------------

     12.1 RESPONSIBILITY FOR ADMINISTRATION. Except to the extent that particular responsibilities are assigned or delegated to other fiduciaries pursuant to the Trust Agreement or some other Section hereof, the Company (as the Plan Administrator) shall be responsible for the administration of the Plan. Each other fiduciary shall have only such powers, duties, responsibilities and authorities as are specifically conferred upon him pursuant to provisions of the Plan or Trust Agreement. Any person may serve in more than one fiduciary capacity with respect to the Plan or Trust Fund, if pursuant to the Plan and/or Trust Agreement, he is assigned or delegated any multiple fiduciary capacities.

     12.2 NAMED FIDUCIARIES. For the purposes of the Plan, the Named Fiduciaries shall be the Committee and the Company. A Named Fiduciary may, by written instrument, designate any other person as a Named Fiduciary to perform functions specified in such instrument (or in a delegation pursuant to Section 12.3) which relate to the administration of the Plan or the Trust Fund, provided such designee accepts such designation. Such a designation may be terminated at any time by written notice from the Named Fiduciary is the designee or by written notice from the designee to Named Fiduciary.

     12.3 DELEGATION OF FIDUCIARY RESPONSIBILITIES.

           (a) POWER TO DELEGATE: The Committee or the Company may delegate to any person any one or more powers, functions, duties and/or responsibilities with respect to the Plan or the Trust Fund (other than Trustee responsibilities, as defined in Section 405(c) of ERISA, assigned to the Trustee by the Trust Agreement or some other Section hereof). However, no such power, function, duty or responsibility which is assigned to a fiduciary (other than to the Company or the Committee) pursuant to the Trust Agreement or some other Section hereof shall be so delegated without the written consent of such fiduciary.

           (b) WRITTEN DELEGATION: Any delegation pursuant to Subsection (a) of this Section, (1) shall be in writing, signed on behalf of the Named Fiduciary, and be delivered to and accepted in writing by the delegatee and, if the Company is the delegator, delivered to the Committee, (2) shall contain such provisions and conditions relating to such delegation as the Named Fiduciary deems appropriate, (3) shall specify the powers, functions, duties and/or responsibilities therein delegated, (4) may be amended from time to time by written agreement signed on behalf of the Named Fiduciary and by the delegatee and, if the Company signs the amendment, delivered to the Committee and (5) may be revoked (in whole or in part) at any time by written notice from one party to the other. A fully executed copy of any instrument relating to any delegation (or revocation of any delegation) under the Plan shall be filed with each of the Named Fiduciaries.

     12.4 IMMUNITIES. Except as otherwise provided in Section 12.5 or by applicable law:

           (a) No fiduciary shall have the duty to discharge any duty, function or responsibility which is specifically assigned exclusively to another fiduciary or fiduciaries by the terms of the Plan or Trust Agreement or is delegated to another fiduciary pursuant to procedures for such delegation provided for herein or the Trust Agreement;

           (b) No fiduciary shall be liable for any action taken or not taken with respect to the Plan or Trust Fund except for his own negligence or willful misconduct;

           (c) No fiduciary shall be personally liable upon any contract or other instrument made or executed by him or on his behalf in the administration of the Plan or Trust Fund;

           (d) No fiduciary shall be liable for the neglect, omission or wrongdoing of another fiduciary;

           (e) Any fiduciary may rely and shall be fully protected in acting in good faith (1) upon the advice of counsel acceptable to the Company (who may be counsel for another fiduciary), (2) upon the records of a Controlled Group Member, (3) upon the opinion, certificate, valuation, report, recommendation or determination of the certified public accountants appointed to audit a Controlled Group Member's financial statements of the Trustee or of any person acceptable to the Company that is employed by such fiduciary to render advice with regard to any responsibility such fiduciary has under the Plan or Trust Agreement, and (4) upon any certificate, statement or other representation made by an Employee, a Participant, a Beneficiary or the Trustee; and

           (f) The Committee and its members shall not be required to make inquiry into the propriety of any action by the Company or the Trustee.

     12.5 LIMITATION ON EXCULPATORY PROVISIONS. Notwithstanding any other provision of the Plan or Trust Agreement, no provision of the Plan or Trust Agreement shall be construed to relieve (or have the effect of relieving) any fiduciary from any responsibility or liability for any obligation, responsibility or liability for any obligation, responsibility or duty imposed on such fiduciary by Part 4 of Title 1 of ERISA.

                                  ARTICLE XIII
                                  ------------

                        AMENDMENT, TERMINATION AND MERGER
                        ---------------------------------


     13.1 RIGHT TO AMEND. The Company reserves the right, acting through and pursuant to resolutions of its board of directors or action of its delegee, to make from time to time any amendment or amendments to the Plan, including amendments which are retroactive in effect, so long as those amendments do not permit any reversion of assets of the Trust Fund to an Employer except as provided in Section 8.2.

     13.2 PROHIBITION ON DECREASING ACCRUED BENEFITS. No amendment to the Plan shall (a) retroactively reduce the vested rights of Participants, (b) eliminate an optional benefit form nor (c) permit any part of the Trust Fund to be diverted or used for any purpose other than for the exclusive benefit of Participants and Beneficiaries.

     13.3 PLAN MERGER. The Company shall have the right, acting through and pursuant to resolutions of its board of directors or action of its delegee, to merge or transfer all or any part of the assets and liabilities of the Plan with or to those of any other qualified plan at any time. After any merger or transfer of Plan assets or liabilities, benefits will be no less, if the merged plan were then terminated, than they would have been before such merger or transfer if the Plan had then been terminated.

     13.4 TERMINATIONS.

          (a) RIGHT TO TERMINATE: The Company may at any time, acting through and pursuant to resolutions of its board of directors or action of its delegee, terminate the Plan in whole or in part and may direct and require the Trustee to liquidate the share of the Trust Fund allocable to such Participants or their Beneficiaries. Upon termination or partial termination (within the meaning of Section 411(d)(3) of the Code) of the Plan, the Accounts of all Participants in the Plan as of the date of termination of the Plan shall be considered as nonforfeitable. In the event the Company shall for any reason cease to exist, the Plan, unless continued by another employer, shall terminate.

          (b) MANNER OF DISTRIBUTION: If the Plan is terminated by the Company as to all Employers, no contributions shall thereafter be required to be made to the Trust Fund, except as otherwise required by applicable law, and the assets remaining in the Trust Fund (available to provide benefits) shall be allocated in accordance with applicable law for the purposes of paying benefits provided for in the Plan.

                                   ARTICLE XIV
                                   -----------

                           Guarantees and Liabilities
                           --------------------------

     14.1 NON-GUARANTEE OF EMPLOYMENT. Nothing contained in the Plan shall be construed as a contract of employment between an Employer and any Participant, or as a right of any Participant to be continued in the employment of an Employer, or as a limitation of the right of an Employer to discharge any of the Participants, with or without cause.

     14.2 RIGHTS TO TRUST ASSETS. No Participant shall have any right to, or interest in, any assets of the Trust Fund upon termination of his employment or otherwise, except as provided from time to time under the Plan, and then only to the extent of the benefits payable to such Participant out of the assets of the Trust Fund. Except as provided by ERISA, all payments of benefits as provided for in the Plan shall be made solely out of the assets of the Trust Fund. Neither the board of directors of the Company, board of directors or other governing body of a Controlled Group Member, an Investment Manager, the Trustee nor any person designated to carry out fiduciary responsibilities pursuant to
Article XII shall be liable for any insufficiency of the Trust Fund's assets.

     14.3 NON-ALIENATION OF BENEFITS. Benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary (but excluding devolution by death or mental incompetency) prior to being actually received by the person entitled to the benefit under the terms of the Plan. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. The preceding sentences shall not apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code), the enforcement of a federal tax levy pursuant to Section 6331 of the Code, or the collection by the United States on a judgment resulting from an unpaid tax assessment. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any person entitled to benefits hereunder. The Plan Administrator shall develop procedures to determine whether a domestic relations order is qualified under Section 414(p) of the Code.

     14.4 INCAPACITY TO RECEIVE PAYMENT. In the event that the Plan Administrator finds that any Participant or Beneficiary entitled to receive benefits hereunder is (at the time such benefits are payable) unable to care for his affairs because of a physical, mental, or legal incompetence, the Plan Administrator may, in its sole discretion, cause any payment due him, for which prior claim has not been made by a duly qualified guardian or other legal representative, to be paid to such one or more persons as may be chosen by the Plan Administrator from among the following: the institution maintaining or responsible for the maintenance of such Participant or Beneficiary, his Beneficiary, his children, or other relative by blood or marriage. Any payment made pursuant to this Section shall be a complete discharge of all liability under the Plan with respect of such payment.

     14.5 UNCLAIMED BENEFITS.

          (a) BENEFITS UNCLAIMED FOR ONE YEAR: In the event that all or any portion of the benefit payable hereunder to a Participant or Beneficiary shall, at the expiration of one year after it shall become payable, remain unpaid solely by reason of the inability of the Plan Administrator to ascertain the whereabouts of such Participant or Beneficiary, the amount so distributable shall be forfeited and applied to reduce contributions by an Employer to the Plan; provided, however, that such amount shall be reinstated (without provision for interest thereon) upon a proper claim therefore made by the Participant or if applicable, his Beneficiary. Such reinstatement will be made from current forfeitures from Retirement Security Contributions Sub-Accounts and, to the extent necessary, from additional contributions from the Employer

          (b) SEARCH FOR MISSING PARTICIPANT OR BENEFICIARY: The Plan Administrator shall take reasonable steps to ascertain the whereabouts of Participants or Beneficiaries to whom distributions are payable. Such steps shall include sending a registered letter, return receipt requested, to the last known address of such person, and making such further inquiries as the Plan Administrator deems appropriate.

     14.6 SEVERABILITY PROVISION. If any provision of the Plan or the application thereof to any circumstance(s) or person(s) is invalid, the remainder of the Plan and the application of such provision to other circumstances or persons shall not be affected thereby.

                                   ARTICLE XV
                                   ----------

                 Adoption Procedure by Controlled Group Members
                 ----------------------------------------------


     15.1 ADOPTION PROCEDURE. A Controlled Group Member may become an Employer under the Plan provided that (a) the Company or its delegee approves the adoption of the Plan by the Controlled Group Member and designates the Controlled Group Member as an Employer, (b) the Controlled Group Member executes an instrument of adoption adopting the Plan, together with all amendments then in effect, upon appropriate action of the Controlled Group Member and (c) the instrument of adoption provides that the Controlled Group Member agrees to be bound by any other terms and conditions that may be required by the Company or its delegee, provided that such terms and conditions are not inconsistent with the purposes of the Plan.

     15.2 ADDITIONAL TERMS AND CONDITIONS RELATING TO INSTRUMENT OF ADOPTION. Each instrument of adoption executed by a Controlled Group Member may contain such terms and conditions governing the application of the Plan to its Employees covered by such instrument as may be specified by such Controlled Group Member and approved by the Company or its delegee and, without limiting the generality of the foregoing, may specify the Employees of the Controlled Group Member who will be considered Covered Employees under the Plan, additional eligibility requirements for membership in the Plan and any other provision that such Controlled Group Member (with the approval of the Company or its delegee) shall consider necessary or appropriate to carry out the provisions of the Plan as to its Employees covered by such instrument. In the event of inconsistency between the other provisions of the Plan and such terms and conditions set forth in any instrument of adoption, the latter shall control as to the Employees (or former Employees) covered by such instrument; provided, however, that if such inconsistency results from changes made in provisions of the Plan to comply with applicable law, then such provisions of the Plan shall control as to the Employees (or former Employees) covered by such instrument.

     15.3 EFFECT OF ADOPTION BY CONTROLLED GROUP MEMBER. A Controlled Group Member that adopts the Plan pursuant to an instrument of adoption will be deemed to be an Company for all purposes hereunder, unless otherwise specified in the instrument of adoption or by the Company or its delegee. In addition, the Company or its delegee may provide, in its discretion and by appropriate action, that the Employees of such Controlled Group Member will receive credit for their employment with the Controlled Group Member prior to the date it became a Controlled Group Member for purposes of determining the eligibility of such Employees to participate in the Plan, provided that such credit will be applied in a uniform and nondiscriminatory manner with respect to all such Employees.

     15.4 WITHDRAWAL OF AN EMPLOYER. Any Employer that adopts the Plan may elect separately to withdraw from the Plan and such withdrawal shall constitute a termination of the Plan as to such Employer. Any such withdrawal and termination shall be expressed in an instrument executed by the terminating Employer and filed with the Company or its delegee, and shall (except as may otherwise be required by applicable law) become effective when so filed unless some other effective date is designated in such instrument and approved by the Company or its delegee.

                                   ARTICLE XVI
                                   -----------

                           Top-Heavy Plan Requirements
                           ---------------------------

     16.1 DEFINITIONS. For the purposes of this Article, the following terms, when used with initial capital letters shall have the following respective meanings:

          (a) AGGREGATION GROUP: Permissive Aggregation Group or Required Aggregation Group, as the context shall require.

          (b) COMPENSATION: Except as specifically provided elsewhere in this Article, "compensation" as defined in Section 5.7(a), subject to the limitation in effect for the Plan Year under Section 401(a)(17) of the Code.

          (c) DEFINED BENEFIT PLAN: A qualified plan as defined in Section 414(j) of the Code.

          (d) DEFINED CONTRIBUTION PLAN: A qualified plan as defined in Section 414(i) of the Code.

          (e) DETERMINATION DATE: For any Plan Year, the last day of the immediately preceding Plan Year.

          (f) EXTRA TOP-HEAVY GROUP: An Aggregation Group if, as of a Determination Date, the aggregate present value of accrued benefits for Key Employees in all plans in the Aggregation Group (whether Defined Benefit Plans or Defined Contribution Plans) is more than 90% of the aggregate present value of all accrued benefits for all employees in such plans.

          (g) EXTRA TOP-HEAVY PLAN: See Section 16.3.

          (h) FORMER KEY EMPLOYEE: A Non-Key Employee with respect to a Plan Year who was a Key Employee in a prior Plan Year. Such term shall also include his Beneficiary in the event of his death.

          (i) KEY EMPLOYEE: An Employee or former Employee who is or was a Participant and who, at any time during the current Plan Year or any of the four preceding Plan Years, is (1) an officer of a Controlled Group Member (as the term "officer" is limited in Section 416(i)(1)(A) of the Code) having an annual Compensation greater than 50% of the dollar amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year, (2) one of the 10 Employees having annual Compensation from the Controlled Group of more than the limitation in effect under Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code) the largest interests in a Controlled Group Member, (3) a 5% owner (as such term is defined in Section 416(i)(1)(B)(i) of the Code), or (4) a 1% owner (as such term is defined in Section 416(i)(1)(B)(ii) of the Code) having an annual Compensation of more than $150,000. For purposes of Paragraph (2) of this Subsection, if two Employees have the same interest in a Controlled Group Member, the Employee having greater annual Compensation from the Employer shall be treated as having a larger interest. The term "Key Employee" shall also include such Employee's Beneficiary in the event of his death. For purposes of this Subsection, "Compensation" has the meaning given such term by
     Section 414(q)(7) of the Code.

          (j) NON-KEY EMPLOYEE: An Employee or former Employee who is or was a Participant and who is not a Key Employee. Such term shall also include his Beneficiary in the event of his death.

          (k) PERMISSIVE AGGREGATION GROUP: The group of qualified plans of the Controlled Group consisting of:

               (1) The plans in the Required Aggregation Group; plus

               (2) One or more plans designated from time to time by the Company that are not part of the Required Aggregation Group but that satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered with the Required Aggregation Group.

          (l) PLAN: For the purposes of this Article, the benefits provided by the Plan to Employees of each Employer as a result of service with such Employer, determined separately and without regard to benefits provided by the Plan to Participants who are not Employees of such Employer.

          (m) REQUIRED AGGREGATION GROUP: The group of qualified plans of the Controlled Group consisting of:

               (1) Each plan in which a Key Employee participates; plus

               (2) Each other plan which enables a plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or 410 of the Code.

          (n) TOP-HEAVY ACCOUNT BALANCE: A Participant's (including a Participant who has received a total distribution from the Plan) or a Beneficiary's aggregate balance standing to his Account as of the most recent Valuation Date coinciding with or immediately preceding the Determination Date (as adjusted by the amount of any Employer Contributions made or due to be made after such Valuation Date but before the expiration of the extended payment period in Section 412(c)(10) of the Code); provided, however, that such balance shall include the aggregate distributions made to such Participant or Beneficiary during the 5 consecutive Plan Years ending with the Plan Year that includes the Determination Date (including distributions under a terminated plan which if it had not been terminated would have been included in a Required Aggregation Group), and provided further that if an Employee or former Employee has not performed services for any Controlled Group Member maintaining the Plan at any time during the 5-year period ending on the Determination Date, his Account (and/or the Account of his Beneficiary) shall not be taken into account.

          (o) TOP-HEAVY GROUP: An Aggregation Group if, as of a Determination Date, the aggregate present value of accrued benefits for Key Employees in all plans in the Aggregation Group (whether Defined Benefit Plans or Defined Contribution Plans) is more than 60% of the aggregate present value of accrued benefits for all Employees in such plans.

          (p) TOP-HEAVY PLAN: See Section 16.2.

          (q) VALUATION DATE: The valuation date for computing Plan costs for minimum funding under Section 412 of the Code.

     16.2 DETERMINATION OF TOP-HEAVY STATUS.

          (a) TOP-HEAVY TEST: Except as provided by Subsections (b) and (c) of this Section, the Plan shall be a Top-Heavy Plan if, as of the Determination Date:

               (1) The aggregate Top-Heavy Account Balances for Key Employees is more than 60% of the aggregate of all Top-Heavy Account Balances, excluding for this purpose the aggregate Top-Heavy Account Balances of Former Key Employees; or

               (2) The Plan is included in a Required Aggregation Group which is a Top-Heavy Group.

          (b) INCLUSION IN REQUIRED AGGREGATION GROUP: If the Plan is included in a Required Aggregation Group which is not a Top-Heavy Group, the Plan shall not be a Top-Heavy Plan notwithstanding the fact that the Plan would otherwise be a Top-Heavy Plan under Paragraph (1) of Subsection (a) of this Section.

          (c) INCLUSION IN PERMISSIVE AGGREGATION GROUP: If the Plan is included in a Permissive Aggregation Group which is not a Top-Heavy Group, the Plan shall not be a Top-Heavy Plan notwithstanding the fact that the Plan would otherwise be a Top-Heavy Plan under Subsection (a) of this Section.

     16.3 DETERMINATION OF EXTRA TOP-HEAVY STATUS.

          (a) EXTRA TOP-HEAVY TEST: Except as provided by Subsections (b) and
     (c) of this Section, the Plan shall be an Extra Top-Heavy Plan if, as of the Determination Date:

               (1) The aggregate of Top-Heavy Account Balances for Key Employees is more than 90% of the aggregate of all Top-Heavy Account Balances, excluding for this purpose the aggregate Top-Heavy Account Balances of Former Key Employees; or

               (2) The Plan is included in a Required Aggregation Group which is an Extra Top- Heavy Group.

          (b) INCLUSION IN REQUIRED AGGREGATION GROUP: If the Plan is included in a Required Aggregation group which is not an Extra Top-Heavy Group, the Plan shall not be an Extra Top- Heavy Plan notwithstanding the fact that the Plan would otherwise be an Extra Top-Heavy Plan under Paragraph (1) of Subsection (a) of this Section.

          (c) INCLUSION IN PERMISSIVE AGGREGATION GROUP: If the Plan is included in a Permissive Aggregation Group which is not an Extra Top-Heavy Group, the Plan shall not be an Extra Top- Heavy Plan notwithstanding the fact that the Plan would otherwise be an Extra Top-Heavy Plan under Subsection
     (a) of this Section.

    16.4 TOP-HEAVY PLAN REQUIREMENTS. Notwithstanding any other provisions of the Plan to the contrary, if the Plan is a Top-Heavy Plan for any Plan Year, the Plan shall then satisfy the following requirements for such Plan Year:

          (a) MINIMUM CONTRIBUTION: The minimum contribution requirement as set forth in Section 16.5; and

          (b) ADJUSTMENTS: The adjustment to minimum benefits and allocations as set forth in Section 16.6.

     16.5 MINIMUM CONTRIBUTION REQUIREMENT. Except as provided in Sections 16.6 and 16.7, if the Plan is a Top-Heavy Plan for any Plan Year:

          (a) ELIGIBILITY: Each Non-Key Employee who is eligible to share in any Employer Contribution for such Plan Year (or who would have been eligible to share in any such Employer Contribution if a Tax-Deferred Contribution had been made for him during such Plan Year) shall be entitled to receive an allocation of such Employer Contribution, which is at least equal to 3% of his Compensation for such Plan Year.

          (b) MINIMUM CONTRIBUTION REQUIREMENT WHERE EMPLOYER ALSO MAINTAINS DEFINED BENEFIT PLAN: The 3% minimum contribution requirement under Subsection (a) of this Section for a Non- Key Employee shall be increased to 4% if the Employer maintains a Defined Benefit Plan which does not cover such Non-Key Employee.

          (c) CONTRIBUTION PERCENTAGE: The percentage minimum contribution requirement set forth in Subsections (a) and (b) of this Section with respect to a Plan Year shall not exceed the percentage at which Employer Contributions are made (or required to be made) under the Plan for such Plan Year for the Key Employee for whom such percentage is the highest for such Year.

          (d) REDUCTION OF PERCENTAGE MINIMUM CONTRIBUTION: The percentage minimum contribution requirements set forth in Subsections (b) and (c) of this Section may also be reduced or eliminated in accordance with Section 16.7(b).

          (e) CONTRIBUTIONS TAKEN INTO ACCOUNT: For the purpose of Subsection
     (c) of this Section, contributions taken into account shall include like contributions under all other Defined Contribution Plans in the Required Aggregation Group as well as elective deferral contributions made pursuant to a salary reduction agreement, excluding any such plan in the Required Aggregation Group if that plan enables a Defined Benefit Plan in such Required Aggregation Group to meet the requirements of Section 401(a)(4) or 410 of the Code.

          (f) EMPLOYER CONTRIBUTIONS DEFINED: For purposes of this Section, the term "Employer Contributions" shall include Tax-Deferred Contributions made for an Employee.

    16.6 ADJUSTMENT TO MINIMUM BENEFITS AND ALLOCATIONS. If the Plan is a Top-Heavy Plan for any Plan Year, and if the Employer maintains a Defined Benefit Plan which could or does provide benefits to Participants in the Plan:

          (a) TOP-HEAVY ADJUSTMENT: If the Plan is not an Extra Top-Heavy Plan (but is a Top- Heavy Plan), then the percentage minimum contribution requirement in Section 16.5(a) shall be 7 1/2% for a Non-Key Employee who is covered by the Plan and the Defined Benefit Plan.

          (b) EXTRA TOP-HEAVY ADJUSTMENT: If the Plan is an Extra Top-Heavy Plan, then the defined contribution plan fraction and the defined benefit plan fraction described in Section 5.7(d) shall be calculated by substituting "1.0" for "1.25" for each place such "1.25" figure appears, and Section 415(e)(6)(B)(I) of the Code shall be calculated by substituting "$41,500" for "$51,875" for each place such "$51,875" amount appears.

          (c) COMBINED LIMIT: If the Plan is an Extra Top-Heavy Plan, then the percentage minimum contribution requirement in Section 16.5(a) shall be 5% for a Non-Key Employee who is covered by the Plan and the Defined Benefit Plan.

     16.7 COORDINATION WITH OTHER PLANS.

          (a) PLANS OF CONTROLLED GROUP MEMBERS: In applying this Article, an Employer and all Controlled Group Members shall be treated as a single employer, and the qualified plans maintained by such single employer shall be taken into account.

          (b) CONTRIBUTIONS OR BENEFITS UNDER OTHER PLANS TAKEN INTO ACCOUNT: In the event that another Defined Contribution Plan or Defined Benefit Plan maintained by the Controlled Group provides contributions or benefits on behalf of Participants in the Plan, such other plan(s) shall be taken into account in determining whether the Plan has satisfied Section 16.4; and the minimum contribution required for a Non-Key Employee in the Plan under
     Section 16.5 shall, in accordance with the provisions of this Article and as permitted by Section 416 of the Code and the regulations thereunder, be reduced or eliminated if a minimum contribution or benefit is made or accrued in whole or in part in respect of such other plan(s).

          (c) APPLICATION TO OTHER PLANS: Principles similar to those specifically applicable to the Plan under this Article, and in general, as provided for in Section 416 of the Code and the regulations thereunder, shall be applied to the other plan(s) required to be taken into account under this Article in determining whether the Plan and such other plan(s) meet the requirements of such Section 416 of the Code and the regulations thereunder.



                        * * * * * * * * * * * * * * * * *

                  IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing, THE ELDER-BEERMAN STORES CORP., an Ohio Company, has caused its corporate seal to be affixed hereto and has caused the Plan to be duly executed in its name and on its behalf this 30th day of June, 1998, to be effective July 1, 1998.

ATTEST:                               THE ELDER-BEERMAN STORES CORP.



/s/ Patricia M. Gilmore               By:   /s/  Patricia L. Gifford
--------------------                     --------------------------------------